                          SchwabFunds [Registered Trademark]




SCHWAB MARKETRACK
PORTFOLIOS -TM-



- ALL EQUITY

- GROWTH

- BALANCED

- CONSERVATIVE











Annual Report
October 31, 1998

SCHWAB MARKETTRACK PORTFOLIOS-TM-

We are pleased to bring you this annual report for the Schwab MarketTrack Portfolios (the Portfolios) for the one-year period ended October 31, 1998. In this report you will find performance statistics and other useful information for the following Portfolios:

    Schwab MarketTrack All Equity Portfolio
    Schwab MarketTrack Growth Portfolio
    Schwab MarketTrack Balanced Portfolio
    Schwab MarketTrack Conservative Portfolio

Each of the Portfolios provides an easy, convenient way to diversify your investment among major asset categories--stocks, bonds and cash equivalents.* Through a single investment, you may benefit from asset allocation, an investing strategy designed to achieve an optimal balance between risk and return. In fact, research has shown that one of the greatest impacts on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash equivalents) rather than market timing or individual stock selection.

The primary difference among the four Schwab MarketTrack Portfolios covered in this report is the proportion of each that is invested in stocks. Each Portfolio targets a different mix of investments, as described more fully in the following pages, and employs an index-based approach to capturing the returns inherent in the asset categories by investing primarily in Schwab index funds.

* The Schwab All Equity Portfolio does not target investing in bonds or cash.

CONTENTS

-----------------------------------------------------
A Message from the Chairman                         1
-----------------------------------------------------
What Every Investor Should Know                     2
-----------------------------------------------------
Market Overview                                     4
-----------------------------------------------------
MarketTrack All Equity Portfolio                    8
-----------------------------------------------------
MarketTrack Growth Portfolio                       10
-----------------------------------------------------
MarketTrack Balanced Portfolio                     12
-----------------------------------------------------
MarketTrack Conservative Portfolio                 14
-----------------------------------------------------
Portfolio Management                               16
-----------------------------------------------------
Portfolio Discussion                               16
-----------------------------------------------------
Financial Statements and Notes                     22
-----------------------------------------------------

FUND LISTINGS

The MarketTrack Portfolios are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers as follows under the heading SchwabFunds-Registered Trademark-:

NEWSPAPER
LISTING         SYMBOL
MT AllEq        SWEGX
MT Gro          SWHGX
MT Bal          SWBGX
MT Cons         SWCGX

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder:
[PHOTO]

No doubt you've experienced the extreme volatility in the stock market over the past year. The 12-month reporting period ended October 31, 1998, has served as a clear example of how the performance of different asset classes can vary substantially over a given time frame. For example, large-cap stocks made an impressive rebound in September and October to provide the highest asset-class returns for the period, even more spectacular when viewed against the lackluster performance of small-caps. Similarly, the divergence between the returns of value versus growth styles, Europe versus Asia, and emerging versus developed markets reflects the volatility that's been inherent in the overall market for the past year.

Given this divergent performance, we think the message is clear: Expect volatility, and understand that it's extremely difficult to predict which asset classes will be strong performers and which will suffer. One way to cushion the volatility is to be sure that you're adequately diversified in your investments and that you've properly allocated your assets based on your investing needs and goals. By investing in one of our SchwabFunds,-Registered Trademark- you've already taken an important step in building a portfolio that can help you meet your future goals. On the following pages, we outline several ways to help you reach those goals by establishing-- or maintaining--an ongoing investment program.

NEW INVESTMENT OPPORTUNITIES TO CONSIDER
As we mentioned briefly in our previous shareholder report, we recently introduced the SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO, which targets 100% equity investing. It can provide you with diversified exposure to three different areas of the stock market: U.S. large-cap, U.S. small-cap and international stocks. For even greater diversification, our three other Schwab MarketTrack Portfolios-TM---Growth, Balanced and Conservative--may help you achieve your desired asset allocation in stocks, bonds and cash in a single investment. For additional information and a prospectus on the Schwab MarketTrack Portfolios or any of our SchwabFunds, please call us toll-free at 1-800-435-4000. Each prospectus contains complete information on our Funds, including their fees and expenses; please read the prospectus carefully before you invest.

The support of investors like you has helped Charles Schwab Investment Management, Inc. (CSIM) become one of the largest and fastest-growing mutual fund families in the nation. CSIM now manages more than $77 billion in assets on behalf of more than 3.2 million SchwabFunds shareholders. We offer a broad spectrum of 38 mutual funds for investors with varying financial situations and goals.

Once again, thank you for your investment in SchwabFunds. We continue to do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab

Charles R. Schwab
October 31, 1998

  THE YEAR 2000 AND EURO CONVERSION ISSUES

  Two issues with the potential to disrupt portfolio operations and affect performance are the inability of some computers to recognize the year 2000 and the conversion of certain European currencies to the euro beginning on January 1, 1999. The investment adviser will continue to take steps to enable its systems to handle these changes. With regard to the year 2000 problem, the investment adviser is also seeking assurances that its service providers and business partners are taking similar steps as well. However, it is impossible to know in advance exactly how either of these issues will affect portfolio administration, portfolio performance (particularly for portfolios with European exposure) or securities markets in general.

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund can help reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

But remember that diversification across asset classes can be just as important as diversification within one of the mutual funds you own. As you probably know, stocks historically have offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their exposure across different stock market segments--such as large-cap and small-cap U.S. stocks and international stocks, which have tended to move with less-than-perfect correlation over time. In short, allocating assets across market segments may help reduce your overall portfolio risk.

Asset allocation can sound simple in theory, but most individual investors find it difficult to put into practice. Few of us have the time or resources to keep track of the market and maintain balanced exposure across asset classes. For example, if stocks perform especially well during a certain period, your equity exposure may grow to take up a bigger share of your portfolio than you're comfortable with.

That's why it makes a lot of sense to "automate" your asset allocation decisions. Schwab has developed a broad spectrum of portfolio solutions that make it convenient for you to apply this time-tested investment strategy. If you'd like more information, please access our Web site at WWW.SCHWAB.COM/SCHWABFUNDS, call us at 1-800-435-4000 or visit the Schwab branch nearest you.

REGULAR-INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown below. Because of fluctuating prices, your per-share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                    No. of
                           Fixed                    Shares
                        Investment   Share Price   Purchased
-------------------------------------------------------------
Month 1                       $400          $10           40
-------------------------------------------------------------
Month 2                       $400           $8           50
-------------------------------------------------------------
Month 3                       $400           $5           80
-------------------------------------------------------------
Month 4                       $400           $8           50
-------------------------------------------------------------
Month 5                       $400          $10           40
-------------------------------------------------------------
Totals                      $2,000          $41          260
-------------------------------------------------------------
AVERAGE SHARE PRICE ($41  DIVIDED BY 5 periods):       $8.20
YOUR AVERAGE COST BASIS
  ($2,000  DIVIDED BY 260 shares):                     $7.69
PER-SHARE ADVANTAGE:                                   $0.51

This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3, when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

 SCHWAB'S 10 INVESTING PRINCIPLES

  1 START WITH THE BASICS FOR LONG-TERM INVESTING.

  2 GET STARTED NOW!

  3 KNOW YOURSELF.

  4 INVEST IN THE STOCK MARKET FOR GROWTH.

  5 TAKE A LONG-TERM VIEW.

  6 BUILD A DIVERSIFIED PORTFOLIO.

  7 CONSIDER BONDS AND CASH FOR DIVERSIFICATION AND INCOME.

  8 MINIMIZE YOUR EXPENSES.

  9 STAY ON TRACK.

 10 BECOME A LIFELONG INVESTOR.

In addition to reducing your per-share costs over time, dollar-cost averaging provides another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic: You don't have to think about it, and you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no-cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis--additional shares in mutual funds that you already own. For amounts as little as $100 per month, you can use the cash or sweep shares of your existing Schwab Money Fund,(1) or you can enroll in Schwab's free MoneyLink Transfer Service to automatically transfer money to your Schwab account.

(1)Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

With Schwab MONEYLINK,-TM- our electronic funds transfer service, you can arrange to regularly and automatically transfer money between your bank account and your Schwab account. It's a convenient way to build your investment over time.

Please be aware that these programs--and dollar-cost averaging in general--do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Because dollar-cost averaging involves continuous investment in securities regardless of fluctuating prices, you should consider your financial ability to purchase in both up and down markets. Over the long term, however, dollar-cost averaging may help smooth out volatility caused by short-term market trends. For more information, please call us at 1-800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds.-Registered Trademark- In addition to our automated methods, you can also invest through our Web site at WWW.SCHWAB.COM, through our automated touchtone telephone service, TeleBroker,-Registered Trademark- by calling 1-800-272-4922, or in person at any of our nationwide branches.

 KEEPING YOU INFORMED

  You can find a wealth of information about our investment philosophy and Funds, as well as the market and economic environment, at our Web site:
  WWW.SCHWAB.COM/SCHWABFUNDS. In addition, monthly Portfolio commentaries are available by calling our toll-free Shareholder Information Line at 1-888-9 NO-LOAD.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

The U.S. economy, as measured by gross domestic product (GDP), continued to grow at a strong real rate of 3.5% during the first three quarters of 1998--well in excess of the Federal Reserve's estimated noninflationary growth rate of 2.0% to 2.75%. Hurt by the Asian economic crisis and declining exports, the growth rate slowed from 5.5% in the first quarter to 1.8% in the second quarter. Strong consumer spending--which represents about two-thirds of economic activity-- helped the growth rate rebound to 3.3% during the third quarter.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            REAL GDP GROWTH RATE
  QUARTERLY PERCENTAGE CHANGE (ANNUALIZED
                   RATE)

Q1 1990                                            3.9%
Q2 1990                                            1.2%
Q3 1990                                           -1.9%
Q4 1990                                           -4.0%
Q1 1991                                           -2.1%
Q2 1991                                            1.8%
Q3 1991                                            1.0%
Q4 1991                                            1.0%
Q1 1992                                            4.7%
Q2 1992                                            2.5%
Q3 1992                                            3.0%
Q4 1992                                            4.3%
Q1 1993                                            0.1%
Q2 1993                                            2.0%
Q3 1993                                            2.1%
Q4 1993                                            5.3%
Q1 1994                                            3.0%
Q2 1994                                            4.7%
Q3 1994                                            1.8%
Q4 1994                                            3.6%
Q1 1995                                            1.7%
Q2 1995                                            0.4%
Q3 1995                                            3.3%
Q4 1995                                            2.8%
Q1 1996                                            3.3%
Q2 1996                                            6.1%
Q3 1996                                            2.1%
Q4 1996                                            4.2%
Q1 1997                                            4.2%
Q2 1997                                            4.0%
Q3 1997                                            4.2%
Q4 1997                                            3.0%
Q1 1998                                            5.5%
Q2 1998                                            1.8%
Q3 1998                                            3.9%
Source: BLOOMBERG L.P.

At the time of this writing, the consensus of most economists is that the U.S. economy appears poised for growth--but at a more moderate rate than over the previous nine months. High levels of consumer confidence, low interest rates, rising real wages and strong gains in stock prices have been the principal factors continuing this lengthy expansion. Uncertainties persist, however, as to the ultimate effect that international economic problems may have on the U.S. economy, particularly on corporate earnings. Going forward, the behavior of domestic consumers in response to recent stock market volatility also may be a key determinant of whether the economy continues on its current course or softens in 1999.

UNEMPLOYMENT

After declining to 4.3% in April and May--its lowest level in 28 years--the U.S. unemployment rate stood at 4.6% in October. Labor markets have become extremely tight, growth in the labor force has slowed and wage increases are beginning to put more pressure on labor costs (see Employment Cost Index on the following page).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   U.S. UNEMPLOYMENT RATE
   SOURCE: BLOOMBERG L.P.

Jan-90                             5.4%
Feb-90                             5.3%
Mar-90                             5.2%
Apr-90                             5.4%
May-90                             5.4%
Jun-90                             5.2%
Jul-90                             5.5%
Aug-90                             5.7%
Sep-90                             5.9%
Oct-90                             5.9%
Nov-90                             6.2%
Dec-90                             6.3%
Jan-91                             6.4%
Feb-91                             6.6%
Mar-91                             6.8%
Apr-91                             6.7%
May-91                             6.9%
Jun-91                             6.9%
Jul-91                             6.8%
Aug-91                             6.9%
Sep-91                             6.9%
Oct-91                             7.0%
Nov-91                             7.0%
Dec-91                             7.3%
Jan-92                             7.3%
Feb-92                             7.4%
Mar-92                             7.4%
Apr-92                             7.4%
May-92                             7.6%
Jun-92                             7.8%
Jul-92                             7.7%
Aug-92                             7.6%
Sep-92                             7.6%
Oct-92                             7.3%
Nov-92                             7.4%
Dec-92                             7.4%
Jan-93                             7.3%
Feb-93                             7.1%
Mar-93                             7.0%
Apr-93                             7.1%
May-93                             7.1%
Jun-93                             7.0%
Jul-93                             6.9%
Aug-93                             6.8%
Sep-93                             6.7%
Oct-93                             6.8%
Nov-93                             6.6%
Dec-93                             6.5%
Jan-94                             6.6%
Feb-94                             6.6%
Mar-94                             6.5%
Apr-94                             6.4%
May-94                             6.0%
Jun-94                             6.1%
Jul-94                             6.1%
Aug-94                             6.1%
Sep-94                             5.9%
Oct-94                             5.8%
Nov-94                             5.6%
Dec-94                             5.4%
Jan-95                             5.6%
Feb-95                             5.4%
Mar-95                             5.4%
Apr-95                             5.7%
May-95                             5.6%
Jun-95                             5.6%
Jul-95                             5.7%
Aug-95                             5.7%
Sep-95                             5.7%
Oct-95                             5.6%
Nov-95                             5.6%
Dec-95                             5.6%
Jan-96                             5.7%
Feb-96                             5.5%
Mar-96                             5.5%
Apr-96                             5.5%
May-96                             5.5%
Jun-96                             5.3%
Jul-96                             5.5%
Aug-96                             5.2%
Sep-96                             5.2%
Oct-96                             5.3%
Nov-96                             5.4%
Dec-96                             5.3%
Jan-97                             5.3%
Feb-97                             5.3%
Mar-97                             5.2%
Apr-97                             5.0%
May-97                             4.8%
Jun-97                             5.0%
Jul-97                             4.9%
Aug-97                             4.9%
Sep-97                             4.9%
Oct-97                             4.8%
Nov-97                             4.6%
Dec-97                             4.7%
Jan-98                             4.7%
Feb-98                             4.6%
Mar-98                             4.7%
Apr-98                             4.3%
May-98                             4.3%
Jun-98                             4.5%
Jul-98                             4.5%
Aug-98                             4.5%
Sep-98                             4.6%
Oct-98                             4.6%

INFLATION

Price inflation remained remarkably well contained. The Consumer Price Index
(CPI) rose just 1.5% for the year ended October 1998, reaching levels during the reporting period that were the lowest since January 1987. Its core rate (which excludes the more volatile food and energy components) rose 2.3%--also very low.

The Employment Cost Index (ECI), which measures inflation in wages, salaries and benefits, increased 3.7% for the year ended September 30, 1998--its largest increase in more than six years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MEASURES OF INFLATION

                              Monthly Consumer Price Index              Quarterly Employment Cost Index
Jan-90                                                5.2%     Jan-90                             5.46%
Feb-90                                                5.3%     Feb-90                             5.46%
Mar-90                                                5.2%     Mar-90                             5.46%
Apr-90                                                4.7%     Apr-90                             5.40%
May-90                                                4.4%     May-90                             5.40%
Jun-90                                                4.7%     Jun-90                             5.40%
Jul-90                                                4.8%     Jul-90                             5.22%
Aug-90                                                5.6%     Aug-90                             5.22%
Sep-90                                                6.2%     Sep-90                             5.22%
Oct-90                                                6.3%     Oct-90                             4.87%
Nov-90                                                6.3%     Nov-90                             4.87%
Dec-90                                                6.1%     Dec-90                             4.87%
Jan-91                                                5.7%     Jan-91                             4.60%
Feb-91                                                5.3%     Feb-91                             4.60%
Mar-91                                                4.9%     Mar-91                             4.60%
Apr-91                                                4.9%     Apr-91                             4.55%
May-91                                                5.0%     May-91                             4.55%
Jun-91                                                4.7%     Jun-91                             4.55%
Jul-91                                                4.4%     Jul-91                             4.30%
Aug-91                                                3.8%     Aug-91                             4.30%
Sep-91                                                3.4%     Sep-91                             4.30%
Oct-91                                                2.9%     Oct-91                             4.28%
Nov-91                                                3.0%     Nov-91                             4.28%
Dec-91                                                3.1%     Dec-91                             4.28%
Jan-92                                                2.6%     Jan-92                             4.03%
Feb-92                                                2.8%     Feb-92                             4.03%
Mar-92                                                3.2%     Mar-92                             4.03%
Apr-92                                                3.2%     Apr-92                             3.63%
May-92                                                3.0%     May-92                             3.63%
Jun-92                                                3.1%     Jun-92                             3.63%
Jul-92                                                3.2%     Jul-92                             3.50%
Aug-92                                                3.1%     Aug-92                             3.50%
Sep-92                                                3.0%     Sep-92                             3.50%
Oct-92                                                3.2%     Oct-92                             3.48%
Nov-92                                                3.0%     Nov-92                             3.48%
Dec-92                                                2.9%     Dec-92                             3.48%
Jan-93                                                3.3%     Jan-93                             3.52%
Feb-93                                                3.2%     Feb-93                             3.52%
Mar-93                                                3.1%     Mar-93                             3.52%
Apr-93                                                3.2%     Apr-93                             3.59%
May-93                                                3.2%     May-93                             3.59%
Jun-93                                                3.0%     Jun-93                             3.59%
Jul-93                                                2.8%     Jul-93                             3.55%
Aug-93                                                2.8%     Aug-93                             3.55%
Sep-93                                                2.7%     Sep-93                             3.55%
Oct-93                                                2.8%     Oct-93                             3.53%
Nov-93                                                2.7%     Nov-93                             3.53%
Dec-93                                                2.7%     Dec-93                             3.53%
Jan-94                                                2.5%     Jan-94                             3.23%
Feb-94                                                2.5%     Feb-94                             3.23%
Mar-94                                                2.5%     Mar-94                             3.23%
Apr-94                                                2.4%     Apr-94                             3.21%
May-94                                                2.3%     May-94                             3.21%
Jun-94                                                2.5%     Jun-94                             3.21%
Jul-94                                                2.8%     Jul-94                             3.18%
Aug-94                                                2.9%     Aug-94                             3.18%
Sep-94                                                3.0%     Sep-94                             3.18%
Oct-94                                                2.6%     Oct-94                             2.99%
Nov-94                                                2.7%     Nov-94                             2.99%
Dec-94                                                2.7%     Dec-94                             2.99%
Jan-95                                                2.8%     Jan-95                             2.88%
Feb-95                                                2.9%     Feb-95                             2.88%
Mar-95                                                2.9%     Mar-95                             2.88%
Apr-95                                                3.1%     Apr-95                             2.87%
May-95                                                3.2%     May-95                             2.87%
Jun-95                                                3.0%     Jun-95                             2.87%
Jul-95                                                2.8%     Jul-95                             2.68%
Aug-95                                                2.6%     Aug-95                             2.68%
Sep-95                                                2.5%     Sep-95                             2.68%
Oct-95                                                2.8%     Oct-95                             2.75%
Nov-95                                                2.6%     Nov-95                             2.75%
Dec-95                                                2.5%     Dec-95                             2.75%
Jan-96                                                2.7%     Jan-96                             2.80%
Feb-96                                                2.7%     Feb-96                             2.80%
Mar-96                                                2.8%     Mar-96                             2.80%
Apr-96                                                2.9%     Apr-96                             2.87%
May-96                                                2.9%     May-96                             2.87%
Jun-96                                                2.8%     Jun-96                             2.87%
Jul-96                                                3.0%     Jul-96                             2.84%
Aug-96                                                2.9%     Aug-96                             2.84%
Sep-96                                                3.0%     Sep-96                             2.84%
Oct-96                                                3.0%     Oct-96                             2.91%
Nov-96                                                3.3%     Nov-96                             2.91%
Dec-96                                                3.3%     Dec-96                             2.91%
Jan-97                                                3.0%     Jan-97                             2.88%
Feb-97                                                3.0%     Feb-97                             2.88%
Mar-97                                                2.8%     Mar-97                             2.88%
Apr-97                                                2.5%     Apr-97                             2.79%
May-97                                                2.2%     May-97                             2.79%
Jun-97                                                2.3%     Jun-97                             2.79%
Jul-97                                                2.2%     Jul-97                             2.99%
Aug-97                                                2.2%     Aug-97                             2.99%
Sep-97                                                2.2%     Sep-97                             2.99%
Oct-97                                                2.1%     Oct-97                             3.29%
Nov-97                                                1.8%     Nov-97                             3.29%
Dec-97                                                1.7%     Dec-97                             3.29%
Jan-98                                                1.6%     Jan-98                             3.26%
Feb-98                                                1.4%     Feb-98                             3.26%
Mar-98                                                1.4%     Mar-98                             3.26%
Apr-98                                                1.4%     Apr-98                             3.50%
May-98                                                1.7%     May-98                             3.50%
Jun-98                                                1.7%     Jun-98                             3.50%
Jul-98                                                1.7%     Jul-98                             3.70%
Aug-98                                                1.6%     Aug-98                             3.70%
Sep-98                                                1.5%     Sep-98                             3.70%
Oct-98                                                1.5%     Oct-98
Source: BLOOMBERG L.P.

Although inflation has been well contained, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important. Strong productivity gains allow companies to pay higher wages without raising prices. Through the third quarter of 1998, year-to-date nonfarm productivity grew at an annualized rate of 2.3%, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

The 12-month reporting period served as a textbook example of the benefits of asset allocation, demonstrating that various segments of the equity market can exhibit markedly divergent returns as well as the relative stability of bond and cash asset classes.

The equity markets experienced significant volatility throughout the period; however, what was truly remarkable was the difference between the returns of large- and small-cap stocks. Large-cap stocks, as represented by the S&P 500-Registered Trademark- Index, achieved a total return of 22.0% for the 12-month period, while small-cap stocks, as represented by the Russell 2000-Registered Trademark- Index, experienced a total decline of 11.9%, resulting in a difference of 33.9% between the 12-month total returns for the two asset classes.

International stock returns were characterized by the markedly divergent performance of Asian countries, which experienced significant declines, and European countries, which experienced healthy gains for the period. International stock returns, as represented by the MSCI-EAFE-Registered Trademark- Index, experienced a positive total return of 9.7% for the 12-month reporting period.

Reflecting the decline in interest rates, fixed income returns were generally strong for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 9.3% for the 12-month reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      TOTAL-RETURN PERFORMANCE
VALUE OF A HYPOTHETICAL $1 INVESTMENT

                                                                        RUSSELL
                                                                    2000-REGISTERED      S&P 500-REGISTERED
                                         MSCE-EAFE-REGISTERED          TRADEMARK-            TRADEMARK-        LEHMAN AGGREGATE
                                           TRADEMARK- INDEX              INDEX                  INDEX             BOND INDEX
Inception                                       1.000                    1.000                  1.000               1.000
Nov-97                                          0.990                    0.994                  1.046               1.005
Dec-97                                          0.998                    1.011                  1.064               1.015
Jan-98                                          1.044                    0.995                  1.076               1.028
Feb-98                                          1.111                    1.068                  1.154               1.027
Mar-98                                          1.145                    1.112                  1.213               1.030
Apr-98                                          1.154                    1.118                  1.225               1.036
May-98                                          1.149                    1.058                  1.204               1.046
Jun-98                                          1.157                    1.060                  1.253               1.054
Jul-98                                          1.169                    0.975                  1.240               1.057
Aug-98                                          1.024                    0.785                  1.061               1.074
Sep-98                                          0.993                    0.847                  1.129               1.099
Oct-98                                          1.096                    0.881                  1.220               1.093
Compiled by Charles Schwab & Co.,
Inc.



TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices represent returns of specific market sectors during the reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

(1)The MSCI-EAFE Index, also referred to as the MSCI-EAFE (ND) Index, represents total return net of foreign income taxes withheld on dividends.

U.S. EQUITY VALUATION

The price/earnings (P/E) ratio for the S&P 500 Index demonstrated the volatility of U.S. equities during the reporting period. (The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential.) At the end of October 1997, the P/E ratio of the S&P 500 Index was 22.8. It reached a high for the decade of 28.3 in April, then declined precipitously to 22.8 at the end of August before rising once again to 27.6 at the end of October 1998. In addition to the P/E ratio's volatility, current valuation levels remain well above the S&P 500's 30-year average of 15.0.

Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  S&P 500 PRICE/EARNINGS RATIO

Jan-90                                 14.37
Feb-90                                 14.21
Mar-90                                 14.77
Apr-90                                 14.82
May-90                                 15.84
Jun-90                                 16.66
Jul-90                                 16.65
Aug-90                                 15.57
Sep-90                                 14.90
Oct-90                                 14.36
Nov-90                                 14.59
Dec-90                                 15.19
Jan-91                                 14.95
Feb-91                                 16.82
Mar-91                                 17.48
Apr-91                                 17.85
May-91                                 17.92
Jun-91                                 17.96
Jul-91                                 18.07
Aug-91                                 19.72
Sep-91                                 19.88
Oct-91                                 19.92
Nov-91                                 21.02
Dec-91                                 21.85
Jan-92                                 23.35
Feb-92                                 23.83
Mar-92                                 25.45
Apr-92                                 25.51
May-92                                 25.71
Jun-92                                 25.08
Jul-92                                 25.61
Aug-92                                 25.50
Sep-92                                 24.37
Oct-92                                 23.94
Nov-92                                 24.08
Dec-92                                 24.01
Jan-93                                 24.20
Feb-93                                 24.25
Mar-93                                 24.22
Apr-93                                 23.20
May-93                                 23.21
Jun-93                                 22.58
Jul-93                                 22.52
Aug-93                                 23.02
Sep-93                                 23.74
Oct-93                                 23.97
Nov-93                                 22.55
Dec-93                                 23.55
Jan-94                                 22.98
Feb-94                                 21.17
Mar-94                                 20.34
Apr-94                                 20.10
May-94                                 20.16
Jun-94                                 19.76
Jul-94                                 18.64
Aug-94                                 18.90
Sep-94                                 18.26
Oct-94                                 17.55
Nov-94                                 16.58
Dec-94                                 16.98
Jan-95                                 16.23
Feb-95                                 16.20
Mar-95                                 16.50
Apr-95                                 16.02
May-95                                 16.43
Jun-95                                 16.82
Jul-95                                 16.55
Aug-95                                 16.18
Sep-95                                 16.86
Oct-95                                 16.18
Nov-95                                 17.14
Dec-95                                 17.41
Jan-96                                 18.11
Feb-96                                 18.56
Mar-96                                 18.94
Apr-96                                 19.16
May-96                                 19.48
Jun-96                                 19.30
Jul-96                                 18.31
Aug-96                                 18.62
Sep-96                                 19.75
Oct-96                                 19.60
Nov-96                                 21.05
Dec-96                                 20.70
Jan-97                                 20.55
Feb-97                                 20.98
Mar-97                                 19.87
Apr-97                                 20.24
May-97                                 21.43
Jun-97                                 22.45
Jul-97                                 23.92
Aug-97                                 22.64
Sep-97                                 24.00
Oct-97                                 22.84
Nov-97                                 24.02
Dec-97                                 24.51
Jan-98                                 24.99
Feb-98                                 26.44
Mar-98                                 27.76
Apr-98                                 26.51
May-98                                 26.12
Jun-98                                 27.09
Jul-98                                 26.78
Aug-98                                 22.77
Sep-98                                 24.23
Oct-98                                 27.58
30-Year Average
Source: BLOOMBERG L.P.

TREASURY YIELDS

Treasury yields fell significantly during the 12-month reporting period--by 0.99% to 5.16% for 30-year bonds and by 1.48% to 4.23% for five-year notes. International economic problems were a major factor contributing to the decline in yields. Investors seeking a safe haven increased demand for U.S. Treasury securities and bid up prices, thereby decreasing Treasury bond yields. The Federal Reserve's decision to leave rates unchanged throughout most of the reporting period--in part due to international market turbulence as well as acceptable domestic economic statistics showing strong growth coupled with con-tained inflation--also led to favorable fixed income market conditions.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS
                                                      30-YEAR     FIVE-YEAR
                                                     TREASURY     TREASURY
                                                    BOND YIELD   NOTE YIELD
10/31/97                                                  6.15%        5.71%
11/7/97                                                   6.16%        5.81%
11/14/97                                                  6.11%        5.80%
11/21/97                                                  6.03%        5.75%
11/28/97                                                  6.05%        5.84%
12/5/97                                                   6.08%        5.88%
12/12/97                                                  5.93%        5.69%
12/19/97                                                  5.92%        5.71%
12/26/97                                                  5.90%        5.71%
1/2/98                                                    5.84%        5.61%
1/9/98                                                    5.73%        5.25%
1/16/98                                                   5.81%        5.40%
1/23/98                                                   5.97%        5.52%
1/30/98                                                   5.80%        5.38%
2/6/98                                                    5.92%        5.47%
2/13/98                                                   5.85%        5.42%
2/20/98                                                   5.87%        5.49%
2/27/98                                                   5.92%        5.59%
3/6/98                                                    6.02%        5.65%
3/13/98                                                   5.89%        5.53%
3/20/98                                                   5.89%        5.55%
3/27/98                                                   5.96%        5.68%
4/3/98                                                    5.79%        5.49%
4/10/98                                                   5.88%        5.56%
4/17/98                                                   5.88%        5.56%
4/24/98                                                   5.95%        5.63%
5/1/98                                                    5.93%        5.62%
5/8/98                                                    5.98%        5.65%
5/15/98                                                   5.97%        5.67%
5/22/98                                                   5.90%        5.64%
5/29/98                                                   5.80%        5.55%
6/5/98                                                    5.79%        5.59%
6/12/98                                                   5.66%        5.45%
6/19/98                                                   5.67%        5.51%
6/26/98                                                   5.63%        5.49%
7/3/98                                                    5.60%        5.41%
7/10/98                                                   5.63%        5.40%
7/17/98                                                   5.75%        5.49%
7/24/98                                                   5.69%        5.48%
7/31/98                                                   5.71%        5.50%
8/7/98                                                    5.63%        5.38%
8/14/98                                                   5.54%        5.33%
8/21/98                                                   5.43%        5.19%
8/28/98                                                   5.34%        4.90%
9/4/98                                                    5.29%        4.89%
9/11/98                                                   5.23%        4.65%
9/18/98                                                   5.15%        4.52%
9/25/98                                                   5.11%        4.37%
10/2/98                                                   4.84%        4.08%
10/9/98                                                   5.12%        4.46%
10/16/98                                                  4.98%        4.04%
10/23/98                                                  5.18%        4.30%
10/30/98                                                  5.16%        4.23%
Source: BLOOMBERG L.P.

In an effort to provide liquidity to financial markets and shelter the U.S. economy from the impact of increasing weakness in foreign economies, the Federal Reserve cut short-term interest rates three times since the end of September. At the time of this writing, the federal funds rate stood at 4.75%.

INTERNATIONAL PERFORMANCE

The Morgan Stanley Capital International Europe, Australasia and Far East-Registered Trademark-(MSCI-EAFE) Index gained 9.7% in U.S. dollar terms (excluding reinvested dividends) during the 12-month reporting period. In local-currency terms, it gained 7.89%, reflecting the relative strength of most foreign currencies during the period.

Most European equity markets had strong returns over the 12 months ended October 31, 1998, with Finland, Belgium, Spain and Italy posting the strongest returns. In contrast, other markets-- principally non-European ones--declined sharply over the period. The worst-performing markets were New Zealand, Norway, Singapore and Japan. Malaysia, which would have had the lowest return, was dropped from the index in September.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    MSCI-EAFE COUNTRY $US RETURNS
    FOR THE ONE-YEAR PERIOD ENDED
              10/31/98
         SOURCE: DATASTREAM
Finland                                   55.62%
Belgium                                   47.96%
Spain                                     45.32%
Italy                                     39.08%
France                                    33.71%
Germany                                   28.11%
Switzerland                               23.24%
Ireland                                   17.76%
Denmark                                   12.97%
United Kingdom                            11.06%
Netherlands                                7.75%
Sweden                                     3.24%
Austria                                    2.61%
Australia                                 -0.89%
Hong Kong                                 -5.81%
Japan                                    -15.05%
Singapore                                -23.90%
Norway                                   -28.64%
New Zealand                              -35.03%

NOTE: Malaysian country total return data are not shown because Malaysia was dropped from the MSCI-EAFE Index in September 1998 due to the imposition of capital controls. Malaysian returns for the period were -63.91%.

 This market overview has been provided by the portfolio management team.

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO
PORTFOLIO PERFORMANCE

CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED 10/31/98

                                                                                 SINCE
                                                                               INCEPTION
                                                                               (5/19/98)
------------------------------------------------------------------------------------------
SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO(1)                                         -7.20%
------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                                                -1.17%
------------------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

This graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketTrack All Equity Portfolio, made at its inception, with a similar investment in the S&P 500 Index and the All Equity Composite Index.(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    SCHWAB MARKETTRACK
   ALL EQUITY PORTFOLIO
                             SCHWAB MARKETTRACK              ALL EQUITY
                                 ALL EQUITY        S&P 500    COMPOSITE
                                 PORTFOLIO          INDEX       INDEX
5/31/98                                  $10,000    $10,000      $10,000
6/30/98                                  $10,050    $10,147       $9,964
7/31/98                                   $9,810    $10,039       $9,743
8/31/98                                   $8,330     $8,590       $8,186
9/30/98                                   $8,610     $9,140       $8,424
10/31/98                                  $9,280     $9,883       $8,963

(1)The Investment Adviser and Schwab have voluntarily guaranteed that total expenses of the Portfolio, including the expenses indirectly incurred through investment in underlying SchwabFunds,-Registered Trademark- will not exceed 0.84% of the Portfolio's average daily net assets through at least 2/28/99. Without fee waivers and guarantees, as of 10/31/98, the cumulative total return since inception for the All Equity Portfolio would have been -7.51%.

(2)The All Equity Composite Index is composed of Morningstar category averages and is calculated using the following portfolio allocations: 45% large-cap stocks, 25% small-cap stocks and 30% foreign stocks. As of 10/31/98 there were 1,576 large-cap funds, 764 small-cap funds and 580 foreign funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

PORTFOLIO SUMMARY

Schwab MarketTrack All Equity Portfolio uses an indexing strategy to invest in three distinct equity asset classes: large-cap, small-cap and international stocks. The Portfolio's target mix, as illustrated below, is achieved either directly or through investment in other SchwabFunds.-Registered Trademark- The Portfolio employs an indexing strategy to capture the returns inherent in its target asset categories.

ASSET MIX(1)

                                      MIX AS OF
                                      10/31/98   TARGET MIX
-----------------------------------------------------------
U.S. Stocks:
-----------------------------------------------------------
    Large-Cap                             44.5%       45.0%
-----------------------------------------------------------
    Small-Cap                             25.3%       25.0%
-----------------------------------------------------------
International Stocks                      30.2%       30.0%
-----------------------------------------------------------
    Total Stocks                         100.0%      100.0%
-----------------------------------------------------------

Large-cap stocks in the MarketTrack All Equity Portfolio are represented by the S&P 500 Index, small-cap stocks are represented by the Schwab Small-Cap Index-Registered Trademark- and international stocks are represented by the Schwab International Index.-Registered Trademark-

(1)This information is as of 10/31/98 and is not indicative of current or future investments. These percentages do not take into account other assets and liabilities. A complete list of the Portfolio's investments as of 10/31/98 can be found in the Schedule of Investments later in this report.

TOP HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

------------------------------------------------
Schwab S&P 500 Fund                        44.5%
------------------------------------------------
Schwab International Index
Fund-Registered Trademark-                 30.2%
------------------------------------------------
Schwab Small-Cap Index
Fund-Registered Trademark-                 25.3%
------------------------------------------------
Total                                     100.0%
------------------------------------------------

SCHWAB MARKETTRACK GROWTH PORTFOLIO
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/98

                                                                SINCE
                                                              INCEPTION
                                                    ONE YEAR  (11/20/95)
------------------------------------------------------------------------
SCHWAB MARKETTRACK GROWTH PORTFOLIO(1)                 8.85%      14.94%
------------------------------------------------------------------------
Growth Composite Index II(2)                           4.80%         n/a
------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                   21.99%      25.09%
------------------------------------------------------------------------
Lehman Aggregate Bond Index                            9.34%       7.89%
------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

This graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketTrack Growth Portfolio, made at its inception, with a similar investment in the S&P 500 Index, the Lehman Aggregate Bond Index and the Growth Composite Index II.(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    SCHWAB MARKETTRACK
     GROWTH PORTFOLIO
                                 SCHWAB                                           GROWTH
                               MARKETTRACK      LEHMAN AGGREGATE     S&P 500     COMPOSITE
                            GROWTH PORTFOLIO       BOND INDEX         INDEX      INDEX II
11/20/95                       $10,000               $10,000          $10,000     $10,000
11/30/95                       $10,080               $10,076          $10,104     $10,080
12/31/95                       $10,292               $10,217          $10,299     $10,249
1/31/96                        $10,442               $10,285          $10,649     $10,416
2/29/96                        $10,533               $10,106          $10,748     $10,547
3/31/96                        $10,623               $10,035          $10,852     $10,674
4/30/96                        $10,803                $9,979          $11,011     $10,971
5/31/96                        $10,954                $9,959          $11,294     $11,159
6/30/96                        $10,934               $10,092          $11,337     $11,093
7/31/96                        $10,523               $10,120          $10,836     $10,627
8/31/96                        $10,733               $10,102          $11,064     $10,897
9/30/96                        $11,184               $10,278          $11,686     $11,304
10/31/96                       $11,324               $10,506          $12,009     $11,375
11/30/96                       $11,896               $10,686          $12,917     $11,869
12/31/96                       $11,784               $10,587          $12,661     $11,831
1/31/97                        $12,008               $10,620          $13,451     $12,147
2/28/97                        $12,028               $10,646          $13,557     $12,104
3/31/97                        $11,692               $10,528          $13,001     $11,771
4/30/97                        $12,038               $10,686          $13,776     $11,985
5/31/97                        $12,793               $10,787          $14,614     $12,726
6/30/97                        $13,313               $10,916          $15,268     $13,204
7/31/97                        $14,087               $11,210          $16,482     $13,919
8/31/97                        $13,618               $11,115          $15,559     $13,546
9/30/97                        $14,301               $11,280          $16,410     $14,227
10/31/97                       $13,853               $11,443          $15,862     $13,723
11/30/97                       $14,098               $11,496          $16,597     $13,812
12/31/97                       $14,259               $11,612          $16,882     $13,950
1/31/98                        $14,410               $11,761          $17,070     $14,033
2/28/98                        $15,220               $11,751          $18,300     $14,831
3/31/98                        $15,738               $11,791          $19,237     $15,403
4/30/98                        $15,846               $11,852          $19,432     $15,552
5/31/98                        $15,576               $11,965          $19,097     $15,277
6/30/98                        $15,868               $12,067          $19,873     $15,464
7/31/98                        $15,555               $12,092          $19,662     $15,176
8/31/98                        $13,729               $12,289          $16,823     $13,259
9/30/98                        $14,194               $12,577          $17,901     $13,663
10/31/98                       $15,080               $12,510          $19,357     $14,349

(1) The Investment Adviser and Schwab have voluntarily guaranteed that total expenses of the Portfolio, including the expenses indirectly incurred through investment in underlying SchwabFunds,-Registered Trademark- will not exceed 0.84% of the Portfolio's average daily net assets through at least 2/28/99. Without fee waivers and guarantees, the one-year and since-inception average annual total returns would have been 8.24% and 14.14%, respectively, as of 10/31/98.

(2) The Growth Composite Index II is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 40% large-cap stocks, 20% small-cap stocks, 20% foreign stocks, 15% bonds and 5% cash. As of 10/31/98, there were 1,756 large-cap funds, 764 small-cap funds, 580 foreign funds and 528 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains. The hypothetical $10,000 investments assume investment on the first day of the month following Fund inception and include changes in share prices and reinvestment of dividends and capital gains.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

PORTFOLIO SUMMARY

Schwab MarketTrack Growth Portfolio uses an indexing strategy to invest in three distinct asset classes--stocks, bonds and cash--and further allocates stock investments between large-cap, small-cap and international. The Portfolio's target mix, as illustrated below, is achieved either directly or through investment in other SchwabFunds-Registered Trademark-. The Portfolio employs an indexing strategy to capture the returns inherent in its target asset categories.

ASSET MIX(1)

                                      MIX AS OF
                                      10/31/98   TARGET MIX
-----------------------------------------------------------
U.S. Stocks:
-----------------------------------------------------------
  Large-Cap                               40.0%       40.0%
-----------------------------------------------------------
  Small-Cap                               20.6%       20.0%
-----------------------------------------------------------
International Stocks                      20.4%       20.0%
-----------------------------------------------------------
  Total Stocks                            81.0%       80.0%
-----------------------------------------------------------
Bonds                                     14.6%       15.0%
-----------------------------------------------------------
Cash Equivalents                           4.4%        5.0%
-----------------------------------------------------------
Total                                    100.0%      100.0%
-----------------------------------------------------------

Large-cap stocks in the MarketTrack Growth Portfolio are represented by the S&P 500 Index, small-cap stocks are represented by the Schwab Small-Cap Index,-Registered Trademark- international stocks are represented by the Schwab International Index,-Registered Trademark- bonds are represented by the Lehman Aggregate Bond Index, and cash is represented by the three-month Treasury bill.

(1)This information is as of 10/31/98 and is not indicative of current or future investments. These percentages do not take into account other assets and liabilities. A complete list of the Portfolio's investments as of 10/31/98 can be found in the Schedule of Investments later in this report.

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

-------------------------------------------------
Schwab Small-Cap Index
Fund-Registered Trademark-                  20.3%
-------------------------------------------------
Schwab International Index
Fund-Registered Trademark-                  20.2%
-------------------------------------------------
Schwab Total Bond Index Fund                14.6%
-------------------------------------------------
Schwab S&P 500 Fund                          8.2%
-------------------------------------------------
Schwab Value Advantage Fund                  4.4%
-------------------------------------------------
General Electric Co.                         1.1%
-------------------------------------------------
Microsoft Corp.                              1.0%
-------------------------------------------------
Exxon Corp.                                  0.6%
-------------------------------------------------
Coca-Cola Company                            0.6%
-------------------------------------------------
Merck & Co., Inc.                            0.6%
-------------------------------------------------
Total                                       71.6%
-------------------------------------------------

SCHWAB MARKETTRACK BALANCED PORTFOLIO
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/98

                                                                SINCE
                                                              INCEPTION
                                                    ONE YEAR  (11/20/95)
------------------------------------------------------------------------
SCHWAB MARKETTRACK BALANCED PORTFOLIO(1)               9.02%     12.91%
------------------------------------------------------------------------
Balanced Composite Index(2)                            5.58%        n/a
------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                   21.99%     25.09%
------------------------------------------------------------------------
Lehman Aggregate Bond Index                            9.34%      7.89%
------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

This graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketTrack Balanced Portfolio, made at its inception, with a similar investment in the S&P 500-Registered Trademark- Index, the Lehman Aggregate Bond Index and the Balanced Composite Index.(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    SCHWAB MARKETTRACK
    BALANCED PORTFOLIO
                             SCHWAB MARKETTRACK  LEHMAN AGGREGATE    S&P 500          BALANCED
                             BALANCED PORTFOLIO     BOND INDEX        INDEX        COMPOSITE INDEX
11/20/95                          $10,000            $10,000         $10,000          $10,000
11/30/95                          $10,080            $10,076         $10,104          $10,080
12/31/95                          $10,270            $10,217         $10,299          $10,240
1/31/96                           $10,390            $10,285         $10,649          $10,380
2/29/96                           $10,410            $10,106         $10,748          $10,434
3/31/96                           $10,460            $10,035         $10,852          $10,511
4/30/96                           $10,581             $9,979         $11,011          $10,715
5/31/96                           $10,691             $9,959         $11,294          $10,849
6/30/96                           $10,711            $10,092         $11,337          $10,831
7/31/96                           $10,410            $10,120         $10,836          $10,496
8/31/96                           $10,551            $10,102         $11,064          $10,694
9/30/96                           $10,912            $10,278         $11,686          $11,038
10/31/96                          $11,082            $10,506         $12,009          $11,145
11/30/96                          $11,534            $10,686         $12,917          $11,555
12/31/96                          $11,415            $10,587         $12,661          $11,504
1/31/97                           $11,589            $10,620         $13,451          $11,742
2/28/97                           $11,589            $10,646         $13,557          $11,720
3/31/97                           $11,334            $10,528         $13,001          $11,448
4/30/97                           $11,620            $10,686         $13,776          $11,640
5/31/97                           $12,183            $10,787         $14,614          $12,205
6/30/97                           $12,593            $10,916         $15,268          $12,584
7/31/97                           $13,217            $11,210         $16,482          $13,176
8/31/97                           $12,849            $11,115         $15,559          $12,883
9/30/97                           $13,391            $11,280         $16,410          $13,412
10/31/97                          $13,125            $11,443         $15,862          $13,094
11/30/97                          $13,309            $11,496         $16,597          $13,169
12/31/97                          $13,443            $11,612         $16,882          $13,297
1/31/98                           $13,582            $11,761         $17,070          $13,396
2/28/98                           $14,149            $11,751         $18,300          $13,965
3/31/98                           $14,523            $11,791         $19,237          $14,383
4/30/98                           $14,608            $11,852         $19,432          $14,502
5/31/98                           $14,448            $11,965         $19,097          $14,341
6/30/98                           $14,672            $12,067         $19,873          $14,499
7/31/98                           $14,469            $12,092         $19,662          $14,302
8/31/98                           $13,262            $12,289         $16,823          $12,981
9/30/98                           $13,668            $12,577         $17,901          $13,345
10/31/98                          $14,309            $12,510         $19,357          $13,824

(1)The Investment Adviser and Schwab have voluntarily guaranteed that total expenses of the Portfolio, including the expenses indirectly incurred through investment in underlying SchwabFunds,-Registered Trademark- will not exceed 0.84% of the Portfolio's average daily net assets through at least 2/28/99. Without fee waivers and guarantees, the one-year and since-inception average annual total returns would have been 8.44% and 12.25%, respectively, as of 10/31/98.

(2)The Balanced Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 30% large-cap stocks, 15% small-cap stocks, 15% foreign stocks, 35% bonds and 5% cash. As of 10/31/98, there were 1,756 large-cap funds, 764 small-cap funds, 580 foreign funds and 528 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains. The hypothetical $10,000 investments assume investment on the first day of the month following Fund inception and include changes in share prices and reinvestment of dividends and capital gains.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

PORTFOLIO SUMMARY

Schwab MarketTrack Balanced Portfolio uses an indexing strategy to invest in three distinct asset classes--stocks, bonds and cash--and further allocates stock investments between large-cap, small-cap and international. The Portfolio's target mix, as illustrated below, is achieved either directly or through investment in other SchwabFunds. The Portfolio employs an indexing strategy to capture the returns inherent in its target asset categories.

ASSET MIX(1)

                                                    MIX AS OF
                                                    10/31/98   TARGET MIX
-------------------------------------------------------------------------
U.S. Stocks:
-------------------------------------------------------------------------
    Large-Cap                                           30.2%      30.0%
-------------------------------------------------------------------------
    Small-Cap                                           15.6%      15.0%
-------------------------------------------------------------------------
International Stocks                                    15.4%      15.0%
-------------------------------------------------------------------------
    Total Stocks                                        61.2%      60.0%
-------------------------------------------------------------------------
Bonds                                                   34.2%      35.0%
-------------------------------------------------------------------------
Cash Equivalents                                         4.6%       5.0%
-------------------------------------------------------------------------
Total                                                  100.0%     100.0%
-------------------------------------------------------------------------

Large-cap stocks in the MarketTrack Balanced Portfolio are represented by the S&P 500 Index, small-cap stocks are represented by the Schwab Small-Cap Index,-Registered Trademark- international stocks are represented by the Schwab International Index,-Registered Trademark- bonds are represented by the Lehman Aggregate Bond Index, and cash is represented by the three-month Treasury bill.

(1)This information is as of 10/31/98 and is not indicative of current or future investments. These percentages do not take into account other assets and liabilities. A complete list of the Portfolio's investments as of 10/31/98 can be found in the Schedule of Investments later in this report.

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

-------------------------------------------------
Schwab Total Bond Index Fund                34.2%
-------------------------------------------------
Schwab Small-Cap Index
Fund-Registered Trademark-                  15.4%
-------------------------------------------------
Schwab International Index
Fund-Registered Trademark-                  15.3%
-------------------------------------------------
Schwab S&P 500 Fund                          7.8%
-------------------------------------------------
Schwab Value Advantage Fund                  4.6%
-------------------------------------------------
General Electric Co.                         0.7%
-------------------------------------------------
Microsoft Corp.                              0.7%
-------------------------------------------------
Exxon Corp.                                  0.4%
-------------------------------------------------
Coca-Cola Company                            0.4%
-------------------------------------------------
Merck & Co., Inc.                            0.4%
-------------------------------------------------
Total                                       79.9%
-------------------------------------------------

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/98

                                                                SINCE
                                                              INCEPTION
                                                    ONE YEAR  (11/20/95)
------------------------------------------------------------------------
SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(1)           8.64%     10.79%
------------------------------------------------------------------------
Conservative Composite Index(2)                        6.40%        n/a
------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                   21.99%     25.09%
------------------------------------------------------------------------
Lehman Aggregate Bond Index                            9.34%      7.89%
------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

This graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketTrack Conservative Portfolio, made at its inception, with a similar investment in the S&P 500 Index, the Lehman Aggregate Bond Index and the Conservative Composite Index.(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     SCHWAB MARKETTRACK
   CONSERVATIVE PORTFOLIO
                                 SCHWAB MARKETTRACK      LEHMAN AGGREGATE      S&P 500    CONSERVATIVE
                               CONSERVATIVE PORTFOLIO       BOND INDEX          INDEX    COMPOSITE INDEX
11/20/95                             $10,000                $10,000            $10,000     $10,000
11/30/95                             $10,080                $10,076            $10,104     $10,080
12/31/95                             $10,237                $10,217            $10,299     $10,231
1/31/96                              $10,337                $10,285            $10,649     $10,343
2/29/96                              $10,297                $10,106            $10,748     $10,320
3/31/96                              $10,287                $10,035            $10,852     $10,349
4/30/96                              $10,337                 $9,979            $11,011     $10,464
5/31/96                              $10,378                 $9,959            $11,294     $10,547
6/30/96                              $10,439                $10,092            $11,337     $10,574
7/31/96                              $10,256                $10,120            $10,836     $10,363
8/31/96                              $10,337                $10,102            $11,064     $10,492
9/30/96                              $10,643                $10,278            $11,686     $10,773
10/31/96                             $10,818                $10,506            $12,009     $10,915
11/30/96                             $11,179                $10,686            $12,917     $11,245
12/31/96                             $11,070                $10,587            $12,661     $11,180
1/31/97                              $11,174                $10,620            $13,451     $11,345
2/28/97                              $11,184                $10,646            $13,557     $11,342
3/31/97                              $10,965                $10,528            $13,001     $11,127
4/30/97                              $11,206                $10,686            $13,776     $11,299
5/31/97                              $11,604                $10,787            $14,614     $11,698
6/30/97                              $11,896                $10,916            $15,268     $11,985
7/31/97                              $12,413                $11,210            $16,482     $12,464
8/31/97                              $12,160                $11,115            $15,559     $12,242
9/30/97                              $12,540                $11,280            $16,410     $12,634
10/31/97                             $12,455                $11,443            $15,862     $12,482
11/30/97                             $12,603                $11,496            $16,597     $12,544
12/31/97                             $12,698                $11,612            $16,882     $12,662
1/31/98                              $12,829                $11,761            $17,070     $12,775
2/28/98                              $13,189                $11,751            $18,300     $13,134
3/31/98                              $13,418                $11,791            $19,237     $13,413
4/30/98                              $13,484                $11,852            $19,432     $13,506
5/31/98                              $13,431                $11,965            $19,097     $13,445
6/30/98                              $13,595                $12,067            $19,873     $13,576
7/31/98                              $13,484                $12,092            $19,662     $13,460
8/31/98                              $12,774                $12,289            $16,823     $12,674
9/30/98                              $13,139                $12,577            $17,901     $13,000
10/31/98                             $13,530                $12,510            $19,357     $13,280

(1)The Investment Adviser and Schwab have voluntarily guaranteed that total expenses of the Portfolio, including the expenses indirectly incurred through investment in underlying SchwabFunds,-Registered Trademark- will not exceed 0.84% of the Portfolio's average daily net assets through at least 2/28/99. Without fee waivers and guarantees, the one-year and since-inception average annual total returns would have been 8.00% and 9.51%, respectively, as of 10/31/98.

(2)The Conservative Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 20% large-cap stocks, 10% small-cap stocks, 10% foreign stocks, 55% bonds and 5% cash. As of 10/31/98, there were 1,756 large-cap funds, 764 small-cap funds, 580 foreign funds and 528 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains. The hypothetical $10,000 investments assume investment on the first day of the month following Fund inception and include changes in share prices and reinvestment of dividends and capital gains.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

PORTFOLIO SUMMARY

Schwab MarketTrack Conservative Portfolio uses an indexing strategy to invest in three distinct asset classes--stocks, bonds and cash--and further allocates stock investments between large-cap, small-cap and international. The Portfolio's target mix, as illustrated below, is achieved either directly or through investment in other SchwabFunds. The Portfolio employs an indexing strategy to capture the returns inherent in its target asset categories.

ASSET MIX(1)

                                                    MIX AS OF
                                                    10/31/98   TARGET MIX
-------------------------------------------------------------------------
U.S. Stocks:
-------------------------------------------------------------------------
    Large-Cap                                           20.6%      20.0%
-------------------------------------------------------------------------
    Small-Cap                                           10.6%      10.0%
-------------------------------------------------------------------------
International Stocks                                    10.6%      10.0%
-------------------------------------------------------------------------
    Total Stocks                                        41.8%      40.0%
-------------------------------------------------------------------------
Bonds                                                   54.2%      55.0%
-------------------------------------------------------------------------
Cash Equivalents                                         4.0%       5.0%
-------------------------------------------------------------------------
Total                                                  100.0%     100.0%
-------------------------------------------------------------------------

Large-cap stocks in the MarketTrack Conservative Portfolio are represented by the S&P 500 Index, small-cap stocks are represented by the Schwab Small-Cap Index,-Registered Trademark- international stocks are represented by the Schwab International Index,-Registered Trademark- bonds are represented by the Lehman Aggregate Bond Index, and cash is represented by the three-month Treasury bill.

(1)This information is as of 10/31/98 and is not indicative of current or future investments. These percentages do not take into account other assets and liabilities. A complete list of the Portfolio's investments as of 10/31/98 can be found in the Schedule of Investments later in this report.

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

------------------------------------------------
Schwab Total Bond Index Fund               54.2%
------------------------------------------------
Schwab Small-Cap Index
Fund-Registered Trademark-                 10.6%
------------------------------------------------
Schwab International Index
Fund-Registered Trademark-                 10.4%
------------------------------------------------
Schwab S&P 500 Fund                         8.3%
------------------------------------------------
Schwab Value Advantage Fund                 4.0%
------------------------------------------------
General Electric Co.                        0.4%
------------------------------------------------
Microsoft Corp.                             0.4%
------------------------------------------------
Exxon Corp.                                 0.2%
------------------------------------------------
Coca-Cola Company                           0.2%
------------------------------------------------
Merck & Co., Inc.                           0.2%
------------------------------------------------
Total                                      88.9%
------------------------------------------------

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

GERI HOM, vice president and senior portfolio manager, has primary responsibility for the day-to-day management of the Schwab MarketTrack Portfolios. Geri joined CSIM in March 1995 as portfolio manager and was promoted to her current position in December 1996. She currently manages approximately $10 billion in indexed equity mutual fund assets. Prior to joining CSIM, Geri was a principal for Wells Fargo Nikko Investment Advisors and vice president and manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.

KIMON DAIFOTIS, vice president and senior portfolio manager, has primary responsibility for the day-to-day management of the bonds and cash equivalents securities in each Portfolio. Kimon joined CSIM in his current capacity in October 1997. In addition to the MarketTrack Portfolios, he manages two bond index funds. He was previously with Lehman Brothers, most recently as vice president in fixed-income institutional sales and, prior to that, as senior portfolio strategist.

PORTFOLIO DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE SCHWAB MARKETTRACK PORTFOLIOS PERFORM DURING THE REPORTING
PERIOD?

A. As discussed in the MARKET OVERVIEW section (pages 4-7) and detailed in the table below, the various asset classes achieved a wide range of returns during the reporting period. Unlike more-typical conditions, where there is a higher degree of correlation among the stock asset class returns, the returns for the various asset classes for the period led to a somewhat unusual outcome for the MarketTrack Portfolios. The Growth, Balanced and Conservative Portfolios all maintain the same proportion of their target equity component among large-cap, international and small-cap stocks. Based on the index returns, this mix resulted in a blended index return of 10.37% for their period--a total return quite close to the bond asset class return of 9.34%. As a result, the extent of equity exposure in the Portfolios actually had very little impact on their total return for the one-year period. This was, in fact, the case, as the three Portfolios had one-year returns that were grouped tightly together--all between 8.64% and 9.02%.

The All Equity Portfolio commenced operations on May 20, 1998. Its total return for the five-plus-month period ended October 31, 1998, was -7.20%. As shown on the GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT graph on page 8, this performance was reflective of the equity returns, as represented by the S&P 500-Registered Trademark- Index and the All Equity Composite Index, for that particular time period.

Because the MarketTrack Portfolios are designed to incorporate a mix of different asset classes, their re-turns over any given period are expected to lag the return of the single strongest-performing asset class. Conversely, the returns of the MarketTrack Portfolios are expected to exceed that of the single worst-performing asset class for any given period. By cushioning the return volatility of any single asset class, the MarketTrack Portfolios are designed to provide more-stable returns throughout market cycles, which, on a risk-adjusted basis, are expected to be favorable over extended periods of time.

You can compare the returns of the four MarketTrack Portfolios as shown on pages 8, 10, 12 and 14 with the returns over the same period of the indices representing the various asset classes in which they invest, as shown on the following page. Again, remember that the MarketTrack Portfolios are not designed to track any ONE of these indices but a combination of them all, which is why it is generally not appropriate to compare the Portfolios' performance with any single index.

                                                 ONE-YEAR
                                                  RETURN
                                                   AS OF
ASSET CLASS                    INDEX(1)          10/31/98
-----------------------------------------------------------
Large-Cap Stocks        S&P
                        500-Registered Trademark-
                        Index                        21.99%
-----------------------------------------------------------
Small-Cap Stocks        Russell
                        2000-Registered Trademark-
                        Index                       -11.87%
-----------------------------------------------------------
International Stocks    MSCI-EAFE-Registered Trademark-
                        Index                         9.65%
-----------------------------------------------------------
Bonds                   Lehman Aggregate Bond
                        Index                         9.34%
-----------------------------------------------------------
Cash                    Three-Month Treasury
                        Bill                          5.15%
-----------------------------------------------------------

(1)The S&P 500 Index is composed of 500 large-company common stocks representing key industries, including may from the most recognizable companies on the United States. The Schwab Small-Cap Index includes the second-largest 1,000 publicly traded companies in the United States. The Schwab International Index includes the stocks of 350 of the largest publicly traded non-U.S. companies from countries with developed securities markets. The Lehman Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher.

You may have noted an addition to the GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT graphs as shown on pages 8, 10, 12 and 14. Each graph now includes an additional benchmark called the COMPOSITE INDEX. These benchmarks were developed to compare the performance of each Portfolio with the appropriately weighted average actively managed fund based on data provided by Morningstar. The various asset allocations for each of the indices is indicated on the above-referenced pages.

Q. DID THE MANAGERS CHANGE THE PORTFOLIOS' ASSET MIXES SIGNIFICANTLY DURING THE ONE-YEAR REPORTING PERIOD?

A. The following charts show the neutral target and actual target asset mixes for each of the four Portfolios during the reporting period. Keep in mind that the All Equity Portfolio did not commence operations until May 20, 1998. At the beginning of the reporting period through approximately mid-December, the Growth, Balanced and Conservative Portfolios maintained positions that were moderately overweighted in stocks and cash equivalents and underweighted in bonds. Then, through the end of February, the Portfolios maintained neutral stock weightings, underweightings in bonds and overweightings in cash. We underweighted our holding in bonds because the yield advantage they offered over cash equivalents had declined to the point where bonds were relatively unattractive on a risk-adjusted return basis. Yields rebounded in early March, leading us to increase the Portfolios' positions closer to each Portfolio's neutral target. By the close of the period, all Portfolios were positioned near their neutral targets.

As we discussed in the April 30, 1998, semiannual report to shareholders, for the second half of the reporting period we made a decision to maintain each Portfolio's stock, bond and cash-equivalent allocations on a static basis, with only minor deviations from their neutral targets. In large part, this decision was made in response to comments we heard from shareholders that expressed a preference for Portfolios that do not significantly deviate from their neutral targets. Additionally, recent market conditions have presented a difficult environment for the strategies previously utilized by the Portfolios to add significant value. Given these conditions, we felt that a shift in strategy to more-static asset class allocations was in the best interest of our shareholders. As can be seen in the following charts, the target asset mixes did not change in the last six months of the reporting period.

Concurrently, because the revised strategy involves a reduction in advisory and trading activities and, consequently, expenditures required to manage the Portfolios, we have passed along the savings to shareholders by reducing the operating expense ratio (OER) of the Growth, Balanced and Conservative Portfolios by approximately 0.05%. Because this change was made midway through the reporting period, you will notice only a partial impact of the OER reduction in this report.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     MARKETTRACK GROWTH PORTFOLIO
        ACTUAL TARGET ASSET MIX
                                         LARGE CAP   SMALL CAP   INTERNATIONAL
                                           STOCKS      STOCKS       STOCKS        BONDS      CASH
10/31/97                                        43%         20%            20%         0%        17%
11/28/97                                        43%         20%            20%         0%        17%
12/31/97                                        40%         20%            20%         0%        20%
1/30/98                                         40%         20%            20%         0%        20%
2/27/98                                         37%         20%            20%         6%        17%
3/31/98                                         40%         20%            20%         6%        14%
4/30/98                                         40%         20%            20%        15%         5%
5/29/98                                         40%         20%            20%        15%         5%
6/30/98                                         40%         20%            20%        15%         5%
7/31/98                                         40%         20%            20%        15%         5%
8/31/98                                         40%         20%            20%        15%         5%
9/30/98                                         40%         20%            20%        15%         5%
10/31/98                                        40%         20%            20%        15%         5%
NEUTRAL TARGET MIX                              40%         20%            20%        15%         5%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     MARKETTRACK BALANCED PORTFOLIO
        ACTUAL TARGET ASSET MIX
                                          LARGE CAP   SMALL CAP   INTERNATIONAL
                                            STOCKS      STOCKS       STOCKS        BONDS      CASH
10/31/97                                         32%         15%            15%        25%        13%
11/28/97                                         32%         15%            15%        25%        13%
12/31/97                                         30%         15%            15%        25%        15%
1/30/98                                          30%         15%            15%        25%        15%
2/27/98                                          28%         15%            15%        29%        13%
3/31/98                                          30%         15%            15%        29%        11%
4/30/98                                          30%         15%            15%        35%         5%
5/29/98                                          30%         15%            15%        35%         5%
6/30/98                                          30%         15%            15%        35%         5%
7/31/98                                          30%         15%            15%        35%         5%
8/31/98                                          30%         15%            15%        35%         5%
9/30/98                                          30%         15%            15%        35%         5%
10/31/98                                         30%         15%            15%        35%         5%
NEUTRAL TARGET MIX                               30%         15%            15%        35%         5%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     MARKETTRACK CONSERVATIVE PORTFOLIO
           ACTUAL TARGET ASSET MIX
                                               LARGE CAP   SMALL CAP   INTERNATIONAL
                                                 STOCKS      STOCKS       STOCKS        BONDS      CASH
10/31/97                                              22%         10%            10%        45%        13%
11/28/97                                              22%         10%            10%        45%        13%
12/31/97                                              20%         10%            10%        45%        15%
1/30/98                                               20%         10%            10%        45%        15%
2/27/98                                               18%         10%            10%        49%        13%
3/31/98                                               20%         10%            10%        49%        11%
4/30/98                                               20%         10%            10%        55%         5%
5/29/98                                               20%         10%            10%        55%         5%
6/30/98                                               20%         10%            10%        55%         5%
7/31/98                                               20%         10%            10%        55%         5%
8/31/98                                               20%         10%            10%        55%         5%
9/30/98                                               20%         10%            10%        55%         5%
10/31/98                                              20%         10%            10%        55%         5%
NEUTRAL TARGET MIX                                    20%         10%            10%        55%         5%

Q. WHY DO THE SCHWAB MARKETTRACK PORTFOLIOS-TM- USE AN INDEXING STRATEGY TO INVEST IN EACH ASSET CLASS?

A. Research has shown that the manner in which an investor allocates his or her portfolio among different asset classes can determine the vast majority of the variance in the portfolio's returns. Unless investors build their portfolios with investments that are designed to consistently deliver the performance of the asset classes they wish to track, their portfolios may not behave as they expect.

Mutual funds that employ an indexing strategy can be an excellent way to implement an asset allocation plan, because they seek to invest only in the intended asset class and therefore should, because of their investment objectives, achieve returns that closely track those of that benchmark asset class. Index funds should not be subject to the "style drift" that investors may face with many actively managed funds.

In addition to seeking to deliver consistent asset class performance, indexing is typically efficient from both a cost and a tax standpoint. Most funds utilizing an indexing strategy minimize their trading and operating costs by keeping both portfolio turnover and operating expense ratios low. These savings are passed on to investors in the form of higher returns. By virtue of the large number of holdings, most indexing strategies also offer broad diversification, which can reduce both the company- and industry-specific risk elements of equity investing.

Q. ARE THE MARKETTRACK PORTFOLIOS MANAGED FOR TAX EFFICIENCY?

A. Yes. The MarketTrack Portfolios employ several management techniques designed to minimize capital gain distributions. First, they follow an indexing strategy by investing directly in index securities or index funds, which helps them keep their portfolio turnover low and thereby minimize capital gain distributions. Second, when securities need to be sold--either to raise cash for portfolio redemptions or when an index is rebalanced--the MarketTrack Portfolios or the underlying index funds will always attempt to sell the shares with the highest tax basis to minimize capital gains. Third, the Portfolios' recent change to a more static asset allocation mix should further reduce their turnover rates. Recently, because of the Portfolios' conversion to the use of equity index funds (March 1997) and a bond index fund (April 1998), the turnover ratios have been higher than normal. We anticipate that these strategies will result in lower turnover ratios going forward. Finally, the investment managers strive to use efficient trading practices, which help keep portfolio turnover down.

Q. WHAT ARE THE BENEFITS OF INCLUDING BONDS AND CASH IN AN INVESTMENT PORTFOLIO?

A. Adding bonds and cash equivalents to a stock-oriented portfolio can help reduce its overall risk. The following chart displays the high, low and average annual returns from 1970 to 1997 for five hypothetical portfolios representing the returns of stocks and bonds measured by indices.(1) As the chart demonstrates, adding bonds to a stock-heavy portfolio would have reduced risk while still producing competitive returns.

A portfolio comprising 40% bonds and 60% stocks, for example, achieved an average annual return of 11.65%--roughly 1.3 percentage points less than the 12.97% return of the all-stock portfolio--and with significantly less volatility. The lowest annual return-- a loss of 13.61%--of the portfolio invested 40% in bonds and 60% in stocks was about half the 26.47% loss in the all-stock portfolio. This hypothetical example is for illustrative purposes only, and, of course, past performance does not guarantee future results.

(1)The hypothetical returns are all weighted averages and assume reinvestment of dividends. Stocks are represented by the S&P 500-Registered Trademark- Index and bonds are represented by the Ibbotson Intermediate U.S. Government Bond Index. Indices are unmanaged, do not incur costs and expenses and cannot be invested in directly. Portfolios were rebalanced annually. Returns represent historical performance of these indices and not performance of any specific investments.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    THE EFFECTS OF ADDING BONDS
     TO AN ALL-STOCK PORTFOLIO
 HYPOTHETICAL PORTFOLIOS: 1970-1997
HIGH, LOW AND AVERAGE ANNUAL RETURNS
  FOR FIVE PORTFOLIO COMPOSITIONS
                                     HIGHEST ANNUAL RETURN   AVERAGE ANNUAL RETURN    LOWEST ANNUAL RETURN

100% Stocks                                          37.43%                  12.97%                 -26.47%
90% Stocks /10% Bonds                                35.37%                  12.68%                 -23.25%
80% Stocks/20% Bonds                                 33.30%                  12.36%                 -20.04%
70% Stocks/30% Bonds                                 31.24%                  12.02%                 -16.82%
60% Stocks/40% Bonds                                 29.18%                  11.65%                 -13.61%

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS
October 31, 1998

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------      ---------
--------------------------------------------------------------------------------
 COMMON STOCK -- 32.1%
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.5%
Boeing Co.                                                9,678           $  363
General Dynamics Corp.                                    1,600               95
Lockheed Martin Corp.                                     2,300              256
Northrop Grumman Corp.                                      900               72
Raytheon Co., Class B                                     3,400              197
Rockwell International Corp.                              2,100               86
Textron, Inc.                                             1,700              126
United Technologies Corp.                                 2,400              229
                                                                          ------
                                                                           1,424
                                                                          ------
AIR TRANSPORTATION -- 0.2%
AMR Corp.                                                 2,400              161
Delta Air Lines, Inc.                                     1,100              116
FDX Corp.+                                                1,360               71
Southwest Airlines Co.                                    2,925               62
U.S. Airways Group, Inc.+                                 1,000               57
                                                                          ------
                                                                             467
                                                                          ------
ALCOHOLIC BEVERAGES -- 0.2%
Adolph Coors Co., Class B                                   200               10
Anheuser-Busch Companies, Inc.                            4,700              279
Brown-Forman Corp.                                          700               48
Seagram Co., Ltd.                                         3,500              115
                                                                          ------
                                                                             452
                                                                          ------
APPAREL -- 0.1%
Fruit of the Loom, Inc., Class A+                           400                6
Liz Claiborne, Inc.                                         400               12
Nike, Inc., Class B                                       2,600              114
Reebok International, Ltd.                                  400                7
Russell Corp.                                               200                5
Springs Industries, Inc.                                    300               11
Stride Rite Corp.                                           300                3
V.F. Corp.                                                1,200               50
                                                                          ------
                                                                             208
                                                                          ------
AUTOMOTIVE PRODUCTS/MOTOR VEHICLES -- 0.7%
BF Goodrich Co.                                             800               29
Chrysler Corp.                                            6,500              313
Cooper Tire & Rubber Co.                                    500                8
Cummins Engine Co., Inc.                                    400               14
Dana Corp.                                                1,378               58
Eaton Corp.                                               1,100               74




                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Fleetwood Enterprises, Inc.                                 200           $    6
Ford Motor Co.                                           12,100              656
General Motors Corp.                                      7,100              448
Genuine Parts Co.                                         1,500               47
Goodyear Tire & Rubber Co.                                1,600               86
Navistar International Corp.                                700               15
TRW, Inc.                                                 1,300               74
                                                                          ------
                                                                           1,828
                                                                          ------
BANKS -- 2.5%
Bank of New York Co., Inc.                                7,600              240
Bank One Corp.                                           12,075              590
BankAmerica Corp.                                        17,648            1,014
BankBoston Corp.                                          3,400              125
Bankers Trust New York Corp.                              1,400               88
BB&T Corp.                                                2,800              100
Chase Manhattan Corp.                                     8,880              504
Comerica, Inc.                                            2,100              135
Fifth Third Bancorp                                       2,925              194
First Union Corp.                                         9,884              573
Fleet Financial Group, Inc.                               5,248              210
Golden West Financial Corp.                                 900               82
Huntington Bancshares Inc.                                1,870               54
J.P. Morgan & Co., Inc.                                   2,000              188
KeyCorp, Inc.                                             4,400              133
Mellon Bank Corp.                                         2,600              156
Mercantile Bancorp, Inc.                                  1,300               59
National City Corp.                                       3,300              212
Northern Trust Corp.                                      1,200               88
Norwest Corp.+                                            7,220              268
PNC Bank Corp.                                            3,100              155
Regions Financial Corp.                                   2,100               78
Republic New York Corp.                                   1,600               67
State Street Corp.                                        1,700              106
Summit Bancorp                                            1,800               68
SunTrust Banks, Inc.                                      2,200              153
Synovus Financial Corp.                                   2,250               52
U.S. Bancorp.                                             7,650              279
Union Planters Corp.                                      1,300               60
Wachovia Corp.                                            2,100              191
Washington Mutual, Inc.                                   5,655              212
Wells Fargo & Co.                                           933              345
                                                                          ------
                                                                           6,779
                                                                          ------

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
BUSINESS MACHINES & SOFTWARE -- 3.0%
3COM Corp.+                                               3,300           $  119
Adobe Systems, Inc.                                         500               19
Apple Computer, Inc.+                                     1,000               37
Autodesk, Inc.                                              200                6
BMC Software Inc.+                                        2,100              101
Cabletron Systems, Inc.+                                  1,300               15
Ceridian Corp.                                              528               30
Cisco Systems, Inc.+                                     15,525              978
Compaq Computer Corp.                                    16,364              518
Computer Associates
  International, Inc.                                     5,525              218
Data General Corp.+                                         300                5
Dell Computer Corp.+                                     13,100              858
Gateway 2000, Inc.+                                       1,500               84
Honeywell, Inc.                                           1,300              104
IKON Office Solutions                                     1,000                9
Intergraph Corp.+                                           500                3
International Business
  Machines Corp.                                          9,500            1,410
Microsoft Corp.+                                         24,800            2,626
Novell, Inc.+                                             3,200               48
Oracle Systems Corp.+                                     9,475              280
Parametric Technology Corp.+                              2,200               37
Peoplesoft, Inc.+                                         2,300               49
Pitney Bowes, Inc.                                        3,400              187
Seagate Technology, Inc.+                                 2,168               57
Silicon Graphics, Inc.+                                   1,476               17
Sun Microsystems, Inc.+                                   3,400              198
Unisys Corp.                                              2,600               69
Xerox Corp.                                               3,300              320
                                                                          ------
                                                                           8,402
                                                                          ------

BUSINESS SERVICES -- 0.6%
Automatic Data Processing, Inc.                           3,000              233
Browning-Ferris Industries, Inc.                          1,800               64
Computer Sciences Corp.                                   2,080              110
Deluxe Corp.                                                700               23
Ecolab, Inc.                                              1,400               42
Equifax, Inc.                                             1,200               46
First Data Corp.                                          4,200              111
H&R Block, Inc.                                           1,000               45
Interpublic Group of Companies, Inc.                      1,350               79
Laidlaw, Inc.                                             3,000               28
Moore Corp., Ltd.                                           600                7
National Service Industries, Inc.                           500               18



                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Omnicom Group, Inc.                                       1,600           $   79
Paychex, Inc.                                             1,600               80
Tyco International Ltd.                                   6,232              386
Waste Management Inc.                                     5,617              253
                                                                          ------
                                                                           1,604
                                                                          ------

CHEMICAL -- 0.7%
Air Products & Chemicals, Inc.                            2,800              106
Dow Chemical Co.                                          2,700              253
E. I. du Pont de Nemours & Co.                           11,400              655
Eastman Chemical Co.                                        800               47
Great Lakes Chemical Corp.                                  400               17
Hercules, Inc.                                              900               30
Minnesota Mining &
  Manufacturing Co.                                       4,300              344
Morton International, Inc.+                               1,100               27
Nalco Chemical Co.                                          600               19
PPG Industries, Inc.                                      1,800              103
Praxair, Inc.                                             1,400               56
Rohm & Haas Co.                                           2,700               91
Sigma-Aldrich Corp.                                         900               28
Union Carbide Corp.                                       1,100               42
W. R. Grace & Company+                                      900               16
                                                                          ------
                                                                           1,834
                                                                          ------
CONSTRUCTION -- 0.1%
Armstrong World Industries, Inc.                            500               31
Centex Corp.                                                600               20
Crane Co.                                                   225                6
Fluor Corp.                                                 700               27
Kaufman & Broad Home Corp.                                  200                6
Masco Corp.                                               3,400               96
Owens Corning                                               400               15
Pulte Corp.                                                 200                5
Sherwin-Williams Co.                                      1,400               35
The Stanley Works                                           800               24
                                                                          ------
                                                                             265
                                                                          ------
CONSUMER - NONDURABLE -- 0.4%
American Greetings Corp., Class A                           500               20
Darden Restaurants, Inc.                                  1,200               20
Fortune Brands, Inc.                                      1,400               46
Hasbro, Inc.                                              1,100               39
Jostens, Inc.                                               200                5
Mattel, Inc.                                              2,650               95
McDonald's Corp.                                          6,600              441

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998

                                                         Number          Value
                                                        of Shares        (000s)
                                                       ---------       ---------
Rubbermaid, Inc.                                          1,200           $   40
Tricon Global Restaurants, Inc.+                          1,260               55
Tupperware Corp.                                            400                6
Unilever NV                                               6,400              482
Wendy's International, Inc.                               1,000               21
                                                                          ------
                                                                           1,270
                                                                          ------
CONSUMER - DURABLE -- 0.1%
Black & Decker Corp.                                        600               31
Maytag Corp.                                                900               44
Newell Co.                                                1,300               57
Snap-On, Inc.                                               300               11
Whirlpool Corp.                                             800               41
                                                                          ------
                                                                             184
                                                                          ------
CONTAINERS -- 0.0%
Ball Corp.                                                  200                8
Bemis Co., Inc.                                             500               19
Crown Cork & Seal Co., Inc.                               1,000               32
Owens-Illinois, Inc.+                                     1,100               34
Sealed Air Corp.+                                           782               28
Stone Container Corp.                                       700                7
                                                                          ------
                                                                             128
                                                                          ------
ELECTRONICS -- 2.0%
Advanced Micro Devices, Inc.+                             1,220               28
AMP, Inc.                                                 1,657               68
Andrew Corp.+                                               850               14
Applied Materials, Inc.+                                  3,300              114
Ascend Communications, Inc.+                              2,000               96
EG&G, Inc.                                                  300                8
Electronic Data Systems Corp.                             4,900              199
EMC Corp.                                                 4,700              303
Emerson Electric Co.                                      4,500              297
General Instrument Corp.+                                 1,200               31
Harris Corp.                                                500               18
Hewlett-Packard Co.                                      10,400              626
Intel Corp.                                              17,100            1,525
ITT Industries, Inc.                                        900               32
KLA-Tencor Corp.+                                           600               22
LSI Logic Corp.+                                          1,100               17
Lucent Technologies, Inc.                                13,296            1,066
Micron Technology, Inc.                                   1,800               68
Motorola, Inc.                                            6,000              312
National Semiconductor Corp.+                             1,400               18
Nextel Communications, Inc.+                              2,600               47



                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Northern Telecom Ltd.                                     6,680           $  286
Perkin Elmer Corp.                                          500               42
Scientific-Atlanta, Inc.                                    400                6
Tektronix, Inc.                                             450                8
Tellabs, Inc.+                                            1,900              104
Texas Instruments, Inc.                                   3,700              237
Thermo Electron Corp.+                                    1,300               26
Thomas & Betts Corp.                                        481               21
                                                                          ------
                                                                           5,639
                                                                          ------
ENERGY - RAW MATERIALS -- 0.3%
Anadarko Petroleum Corp.                                  1,200               41
Apache Corp.                                                600               17
Baker Hughes, Inc.                                        3,560               79
Burlington Resources, Inc.                                1,505               62
Eastern Enterprises                                         100                4
Halliburton Co.                                           3,958              142
Helmerich & Payne, Inc.                                     400               10
McDermott International, Inc.                               300                9
Occidental Petroleum Corp.                                3,100               62
Rowan Companies, Inc. +                                     500                7
Schlumberger Ltd.                                         5,100              268
Sempra Energy                                             2,403               62
                                                                          ------
                                                                             763
                                                                          ------
FOOD & AGRICULTURE -- 1.7%
Archer Daniels Midland Co.                                5,643               94
Bestfoods, Inc.                                           3,000              163
Campbell Soup Co.                                         4,600              245
Coca-Cola Co.                                            24,800            1,677
Coca-Cola Enterprises                                     4,000              144
ConAgra, Inc.                                             4,500              137
General Mills, Inc.                                       1,963              144
H.J. Heinz Co.                                            3,700              215
Hershey Foods Corp.                                       1,500              102
Kellogg Co.                                               3,900              129
Monsanto Co.                                              5,700              232
PepsiCo, Inc.                                            14,800              499
Pioneer-Hi-Bred International, Inc.                       3,000               84
Quaker Oats Co.                                           1,400               83
Ralston Purina Co.                                        3,600              120
Sara Lee Corp.                                            4,800              286
SYSCO Corp.                                               3,000               81
Wm. Wrigley Jr. Co.                                       1,400              113
                                                                          ------
                                                                           4,548
                                                                          ------

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
GOLD -- 0.1%
Barrick Gold Corp.                                        3,500          $    75
Battle Mountain Gold Co.                                  2,000               11
Homestake Mining Co.                                      1,300               15
Newmont Mining Corp.                                      1,401               30
Placer Dome, Inc.                                         2,100               33
                                                                         -------
                                                                             164
                                                                         -------
HEALTHCARE/DRUG & MEDICINE-- 4.1%
Abbott Laboratories                                      15,400              723
Aetna, Inc.                                               1,924              144
Allergan, Inc.                                              300               19
ALZA Corp.+                                                 800               38
American Home Products Corp.                             13,000              634
Amgen, Inc.+                                              2,700              212
Bausch & Lomb, Inc.                                         300               13
Baxter International, Inc.                                2,800              168
Becton, Dickinson & Co.                                   2,600              110
Biomet, Inc.                                                800               27
Boston Scientific Corp.+                                  1,737               95
Bristol-Myers Squibb Co.                                 10,300            1,139
C.R. Bard, Inc.                                             400               17
Cardinal Health, Inc.                                     1,200              113
Columbia/HCA Healthcare Corp.                             6,300              132
Eli Lilly & Co.                                          11,100              898
Guidant Corp.                                             1,500              115
HBO & Co.                                                 4,200              110
HCR Manor Care+                                           1,100               36
HealthSouth Corp.+                                        3,452               42
Humana, Inc.                                              1,400               27
IMS Health                                                1,400               93
Johnson & Johnson                                        13,500            1,100
Mallinckrodt, Inc.                                          400               11
Medtronic, Inc.                                           4,700              306
Merck & Co., Inc.                                        12,100            1,637
Pfizer, Inc.                                             13,300            1,427
Pharmacia & Upjohn, Inc.                                  4,900              259
Schering-Plough Corp.                                     7,400              761
Service Corp. International                               2,200               78
Shared Medical Systems Corp.                                300               15
St. Jude Medical, Inc.                                      725               20
Tenet Healthcare Corp.+                                   2,800               78
United Healthcare Corp.                                   1,700               74
Warner Lambert Co.                                        8,700              682
                                                                          ------
                                                                          11,353
                                                                          ------

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
HOUSEHOLD PRODUCTS -- 0.8%
Alberto-Culver Co., Class B                                 200          $     5
Avon Products, Inc.                                       2,800              111
Clorox Co.                                                1,200              131
Colgate-Palmolive Co.                                     3,000              265
Gillette Co.                                             11,600              521
International Flavors &
  Fragrances, Inc.                                        1,100               41
Procter & Gamble Co.                                     13,900            1,235
                                                                         -------
                                                                           2,309
                                                                         -------
INSURANCE -- 1.3%
Allstate Corp.                                            9,000              388
American General Corp.                                    2,510              172
American International Group, Inc.                       10,875              927
Aon Corp.                                                 1,750              109
Chubb Corp.                                               2,100              129
CIGNA Corp.                                               2,400              175
Cincinnati Financial Corp.                                1,800               67
Conseco, Inc.                                             2,520               87
General Re Corp.                                            935              205
Hartford Financial Services
  Group, Inc.                                             3,000              159
Jefferson-Pilot Corp.                                     1,575               96
Lincoln National Corp.                                    1,100               83
Marsh & McLennan
  Companies, Inc.                                         3,000              167
MBIA, Inc.                                                  900               55
MGIC Investment Corp.                                     1,200               47
Progressive Corp.                                           900              133
Provident Companies Inc.                                  1,300               38
SAFECO Corp.                                              1,100               48
St. Paul Companies, Inc.                                  2,450               81
SunAmerica, Inc.                                          1,650              116
Torchmark Corp.                                           1,100               48
Transamerica Corp.                                        1,000              104
UNUM Corp.                                                1,400               62
                                                                         -------
                                                                           3,496
                                                                         -------
MEDIA -- 0.9%
CBS Corp.                                                 6,800              190
Clear Channel Communications, Inc.+                       2,400              109
Comcast Corp., Class A                                    3,700              183
Dow Jones & Co., Inc.                                     1,000               46
Gannett Co., Inc.                                         2,900              179

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Harcourt General, Inc.                                      800           $   39
King World Productions, Inc.                                800               21
Knight-Ridder, Inc.                                         900               46
McGraw-Hill Companies, Inc.                               1,000               90
Mediaone Group+                                           5,800              245
Meredith Corp.                                              200                7
New York Times Co., Class A                               2,000               57
R.R. Donnelley & Sons Co.                                 1,200               52
Telecommunications, Inc.,
  Series A (TCI Group)+                                   4,900              206
Time Warner, Inc.                                         6,000              557
Times Mirror Co., Series A                                1,000               55
Tribune Co.                                               1,300               75
U.S. West Inc. (Media Group)                              4,758              273
Viacom, Inc., Class B+                                    3,300              198
                                                                          ------
                                                                           2,628
                                                                          ------
MISCELLANEOUS FINANCE -- 1.6%
American Express Co.                                      4,900              433
Associates First Capital Corp.                            3,471              245
Bear Stearns Companies, Inc.                                800               29
Capital One Financial Corp.                                 700               71
Charles Schwab Corp.                                      2,350              113
Citigroup, Inc.                                          23,541            1,108
Countrywide Credit Industries, Inc.                         800               35
Dun & Bradstreet                                          1,500               43
Fannie Mae                                               10,700              758
Freddie Mac                                               6,700              385
Franklin Resources, Inc.                                  2,500               95
Household International, Inc.                             5,759              211
Lehman Brothers Holdings, Inc.                            1,100               42
MBNA Corp.                                                7,200              164
Merrill Lynch & Co., Inc.                                 3,800              225
Morgan Stanley, Dean Witter,
  Discover & Co.                                          5,950              385
Providian Financial Corp.                                   700               56
SLM Holding Corp.                                         1,700               68
                                                                          ------
                                                                           4,466
                                                                          ------
NON-FERROUS METALS -- 0.1%
Alcan Aluminum, Ltd.                                      2,000               51
Aluminum Company of America                               1,800              143
Asarco, Inc.                                                200                4
Cyprus Amax Minerals Co.                                    600                7
Engelhard Corp.                                           1,300               27
Freeport-McMoRan Copper &
  Gold, Inc., Class B                                     1,700               21



                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Inco, Ltd.                                                1,400           $   15
Phelps Dodge Corp.                                          600               35
Reynolds Metals Co.                                         800               48
                                                                          ------
                                                                             351
                                                                          ------

OIL - DOMESTIC -- 0.2%
Amerada Hess Corp.                                        1,000               55
Ashland, Inc.                                               800               39
Atlantic Richfield Co.                                    3,300              227
Kerr-McGee Corp.                                            500               20
Oryx Energy Co.+                                          1,000               14
Pennzoil Co.                                                500               18
Phillips Petroleum Co.                                    2,400              104
Sun, Inc.                                                   400               14
Union Pacific Resources Group                             2,239               29
Unocal Corp.                                              2,200               75
USX-Marathon Group                                        2,600               85
                                                                          ------
                                                                             680
                                                                          ------
OIL - INTERNATIONAL -- 1.8%
Amoco Corp.                                              10,200              572
Chevron Corp.                                             6,800              554
Exxon Corp.                                              24,700            1,760
Mobil Corp.                                               7,900              598
Royal Dutch Petroleum Co. -
  Sponsored ADR                                          21,500            1,059
Texaco, Inc.                                              5,561              330
                                                                          ------
                                                                           4,873
                                                                          ------
OPTICAL & PHOTO -- 0.1%
Eastman Kodak Co.                                         3,300              256
Polaroid Corp.                                              500               13
                                                                          ------
                                                                             269
                                                                          ------
PAPER & FOREST PRODUCTS -- 0.3%
Boise Cascade Corp.                                         300                8
Champion International Corp.                                700               22
Fort James Corp.                                          2,000               81
Georgia-Pacific Corp.                                     1,200               62
International Paper Co.                                   2,800              130
Kimberly-Clark Corp.                                      5,360              259
Louisiana-Pacific Corp.                                     800               14
Mead Corp.                                                1,000               32
Potlatch Corp.                                              100                4
Temple Inland, Inc.                                         600               29

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Union Camp Corp.                                            700           $   30
Westvaco Corp.                                              700               17
Weyerhaeuser Co.                                          1,700               80
Willamette Industries, Inc.                                 900               28
                                                                          ------
                                                                             796
                                                                          ------
PRODUCER GOODS & MANUFACTURING -- 1.5%
Aeroquip-Vickers, Inc.                                      300                9
Allied Signal, Inc.                                       5,400              210
Avery Dennison Corp.                                      1,200               50
Briggs & Stratton Corp.                                     100                5
Case Corp.                                                  800               18
Caterpillar, Inc.                                         3,500              158
Cooper Industries, Inc.                                   1,300               57
Corning, Inc.                                             2,100               76
Deere & Co.                                               2,600               92
Dover Corp.                                               1,800               57
FMC Corp.                                                   400               20
Foster Wheeler Corp.                                        300                5
General Electric Co.                                     33,100            2,896
Grainger (W.W.), Inc.                                     1,600               74
Harnischfeger Industries, Inc.                              200                2
Illinois Tool Works, Inc.                                 2,500              160
Ingersoll Rand Co.                                        1,450               73
Johnson Controls, Inc.                                      600               34
Milacron Inc.                                               100                2
Millipore Corp.                                             200                5
NACCO Industries, Inc.                                      100                9
Pall Corp.                                                1,000               25
Parker-Hannifin Corp.                                       750               27
Raychem Corp.                                               800               24
Tenneco, Inc.                                             1,400               43
Timken Co.                                                  600               11
                                                                          ------
                                                                           4,142
                                                                          ------
RAILROAD & SHIPPING -- 0.2%
Burlington Northern Santa Fe Corp.                        5,100              157
CSX Corp.                                                 2,200               86
Norfolk Southern Corp.                                    3,600              119
Union Pacific Corp.                                       2,500              119
                                                                          ------
                                                                             481
                                                                          ------
RETAIL -- 1.8%
Albertson's, Inc.                                         2,200              122
American Stores Co.                                       2,600               85


                                                         Number          Value
                                                        of Shares        (000s)
                                                       ---------       ---------
AutoZone, Inc.+                                           1,300           $   34
Cendant Corp.                                             8,222               94
Circuit City Stores, Inc.                                   800               29
Consolidated Stores Corp.+                                1,100               18
CVS Corp.                                                 3,600              164
Dayton Hudson Corp.                                       4,400              186
Dillards, Inc., Class A                                     800               25
Dollar General                                            1,875               45
Federated Department Stores, Inc.+                        1,800               69
Fred Meyer Inc.+                                          1,600               85
Gap, Inc.                                                 3,600              216
Great Atlantic & Pacific Tea Co., Inc.                      200                5
Home Depot, Inc.                                         14,700              639
J.C. Penney Co., Inc.                                     2,500              119
Kmart Corp.+                                              4,700               66
Kohl's Corp.+                                             1,600               77
Kroger Company+                                           2,300              128
Limited, Inc.                                             2,397               61
Longs Drug Stores, Inc.                                     200                8
Lowe's Companies, Inc.                                    3,000              101
May Department Stores Co.                                 2,400              146
Nordstrom, Inc.                                           1,600               44
Pep Boys-Manny, Moe & Jack                                  300                5
Price/Costco, Inc.                                        1,800              102
Rite Aid Corp.                                            2,600              103
Sears, Roebuck & Co.                                      3,700              166
Staples, Inc.+                                            2,900               95
SUPERVALU, Inc.                                             600               14
Tandy Corp.                                                 800               40
TJX Companies, Inc.                                       3,000               57
Toys "R" Us, Inc.+                                        2,600               51
Venator Group Inc.+                                       1,300               11
Wal-Mart Stores, Inc.                                    22,500            1,553
Walgreen Co.                                              4,700              229
Winn Dixie Stores, Inc.                                   1,200               41
                                                                          ------
                                                                           5,033
                                                                          ------
STEEL -- 0.0%
Allegheny Teledyne, Inc.                                  1,470               30
Armco, Inc.+                                              1,000                5
Bethlehem Steel Corp.+                                      800                7
Nucor Corp.                                                 600               27
USX-U.S. Steel Group, Inc.                                  500               12
Worthington Industries, Inc.                                900               12
                                                                          ------
                                                                              93
                                                                          ------

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
TELEPHONE -- 2.4%
AirTouch Communications, Inc.+                            5,700           $  319
Alltel Corp.                                              2,800              131
Ameritech Corp.                                          11,400              615
AT&T Corp.                                               18,100            1,127
Bell Atlantic Corp.                                      16,146              858
BellSouth Corp.                                          10,000              798
Frontier Corp.                                            1,400               42
GTE Corp.                                                 9,600              563
MCI WorldCom+                                            18,180            1,004
SBC Communications, Inc.                                 18,334              849
Sprint Corp.                                              4,300              330
                                                                          ------
                                                                           6,636
                                                                          ------
TOBACCO -- 0.5%
Loew's Corp.                                              1,300              122
Philip Morris Companies, Inc.                            24,300            1,242
RJR Nabisco Holdings Corp.                                3,200               91
UST, Inc.                                                 1,600               54
                                                                          ------
                                                                           1,509
                                                                          ------
TRAVEL & RECREATION -- 0.3%
Brunswick Corp.                                             900               17
Harrah's Entertainment, Inc.                                900               13
Hilton Hotels Corp.                                       2,200               44
Marriott International, Inc., Class A                     2,600               70
Mirage Resorts, Inc.+                                     1,500               25
Walt Disney Co.                                          20,919              564
                                                                          ------
                                                                             733
                                                                          ------
TRUCKING & FREIGHT -- 0.0%
Paccar, Inc.                                                800               35
Ryder Systems, Inc.                                         400               10
                                                                          ------
                                                                              45
                                                                          ------
UTILITIES -- 1.0%
AES                                                       1,800               74
Ameren Corp.                                              1,500               60
American Electric Power Co., Inc.                         1,900               93
Baltimore Gas & Electric Co.                              1,300               41
Carolina Power & Light Co.                                1,200               55
Central & South West Corp.                                1,800               50
Cinergy Corp.                                             1,300               45
Coastal Corp.                                             2,200               78
Columbia Gas System, Inc.                                 1,200               69
Consolidated Edison, Inc.                                 2,100              105



                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Consolidated Natural Gas Co.                              1,000           $   53
Dominion Resources, Inc.                                  1,600               74
DTE Energy Co.                                            1,400               60
Duke Power Co.                                            3,626              235
Edison International                                      3,700               98
Enron Corp.                                               3,400              179
Entergy Corp.                                             2,100               60
First Energy Corp.                                        2,100               63
FPL Group, Inc.                                           1,900              119
GPU, Inc.                                                   900               39
Houston Industries, Inc.                                  2,549               79
Niagara Mohawk Power Corp.+                               1,400               20
NICOR, Inc.                                                 200                8
Northern States Power Co.                                 1,600               43
ONEOK, Inc.                                                 200                7
PacifiCorp                                                2,700               51
PECO Energy Co.                                           1,900               74
Peoples Energy Corp.                                        100                4
PG&E Corp.                                                4,200              128
PP&L Resources, Inc.                                      1,400               38
Public Service Enterprise Group, Inc.                     2,000               76
Sonat, Inc.                                               1,200               36
Southern Co.                                              6,600              186
Texas Utilities Co.                                       2,767              121
Unicom Corp.                                              1,900               72
Williams Companies, Inc.                                  4,200              115
                                                                          ------
                                                                           2,708
                                                                          ------
INTERNATIONAL -- 0.0%
Germany--0.0%
VIAG AG                                                      20               14
                                                                          ------
United Kingdom--0.0%
Centrica                                                 21,063               41
Granada Group                                                29               --
Siebe PLC                                                    40               --
                                                                          ------
                                                                              55
                                                                          ------
TOTAL COMMON STOCK
  (Cost $57,800)                                                          88,615
                                                                          ------

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
BELGIUM -- 0.0%
Generale de Banque (expire 11/15/99)                         88               --
                                                                          ------
FRANCE -- 0.0%
AXA UAP CVG (expire 01/07/99)                               636                1
                                                                          ------

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
SWITZERLAND -- 0.0%
Schweizerische Bankverein
  (expire 06/30/00)                                          30     $        --
                                                                    -----------
TOTAL WARRANTS
  (Cost $0)                                                                   1
                                                                    -----------
INVESTMENT FUNDS -- 62.9%
Schwab International Index
  Fund, Investor Class                                3,893,635          55,329
Schwab S&P 500 Fund,
  Investor Class                                      1,316,439          22,445
Schwab Small-Cap Index Fund,
  Investor Class                                      3,614,707          55,630
Schwab Total Bond Market
  Index Fund                                          3,890,492          39,955
                                                                    -----------
TOTAL INVESTMENT FUNDS
  (Cost $169,499)                                                       173,359
                                                                    -----------
SHORT-TERM INVESTMENTS -- 4.4%
Schwab Value Advantage
  Money Market, Class A (a)
    5.08%*                                           12,003,625          12,004
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $12,004)                                                         12,004
                                                                    -----------
TOTAL INVESTMENTS -- 99.4%
  (Cost $239,303)                                                       273,979
                                                                    -----------
OTHER ASSETS AND LIABILITIES-- 0.6%
  Other assets                                                            2,080
  Liabilities                                                              (431)
                                                                    -----------
                                                                          1,649
                                                                    -----------
TOTAL NET ASSETS-- 100.0%                                           $   275,628
                                                                    ===========


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS
October 31, 1998


                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
--------------------------------------------------------------------------------
COMMON STOCK -- 22.6%
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.4%
Boeing Co.                                                6,684           $  251
General Dynamics Corp.                                    1,000               59
Lockheed Martin Corp.                                     1,600              178
Northrop Grumman Corp.                                      500               40
Raytheon Co., Class B                                     2,300              134
Rockwell International Corp.                              1,400               57
Textron, Inc.                                             1,100               82
United Technologies Corp.                                 2,000              190
                                                                          ------
                                                                             991
                                                                          ------
AIR TRANSPORTATION -- 0.1%
AMR Corp.                                                 1,600              107
Delta Air Lines, Inc.                                       700               74
FDX Corp.+                                                1,280               67
Southwest Airlines Co.                                    1,350               29
U.S. Airways Group, Inc.+                                   700               40
                                                                          ------
                                                                             317
                                                                          ------
ALCOHOLIC BEVERAGES -- 0.1%
Adolph Coors Co., Class B                                   100                5
Anheuser-Busch Companies, Inc.                            3,400              202
Brown-Forman Corp.                                          500               34
Seagram Co., Ltd.                                         2,000               66
                                                                          ------
                                                                             307
                                                                          ------
APPAREL -- 0.0%
Fruit of the Loom, Inc., Class A+                           200                3
Liz Claiborne, Inc.                                         200                6
Nike, Inc., Class B                                       1,700               74
Reebok International, Ltd.                                  200                3
Russell Corp.                                               100                2
Springs Industries, Inc.                                    200                7
Stride Rite                                                 200                2
V.F. Corp.                                                  600               25
                                                                          ------
                                                                             122
                                                                          ------
AUTOMOTIVE PRODUCTS/MOTOR VEHICLES -- 0.5%
BF Goodrich Co.                                             200                7
Chrysler Corp.                                            4,300              207
Cooper Tire & Rubber Co.                                    200                3
Cummins Engine Co., Inc.                                    300               10
Dana Corp.                                                  885               37
Eaton Corp.                                                 600               41

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Fleetwood Enterprises, Inc.                                 100           $    3
Ford Motor Co.                                            8,200              445
General Motors Corp.                                      4,700              296
Genuine Parts Co.                                         1,150               36
Goodyear Tire & Rubber Co.                                1,300               70
Navistar International Corp.                                200                4
TRW, Inc.                                                   900               51
                                                                          ------
                                                                           1,210
                                                                          ------
BANKS -- 1.7%
Bank of New York Co., Inc.                                5,200              164
Bank One Corp.                                            7,857              384
BankAmerica Corp.                                        11,980              688
BankBoston Corp.                                          2,400               88
Bankers Trust New York Corp.                                900               57
BB&T Corp.                                                2,000               71
Chase Manhattan Corp.                                     6,064              345
Comerica, Inc.                                            1,500               97
Fifth Third Bancorp                                       1,725              114
First Union Corp.                                         6,836              396
Fleet Financial Group, Inc.                               3,912              156
Golden West Financial Corp.                                 500               45
Huntington Bancshares Inc.                                1,320               38
J.P. Morgan & Co., Inc.                                   1,400              132
KeyCorp, Inc.                                             3,200               97
Mellon Bank Corp.                                         1,700              102
Mercantile Bancorp, Inc.                                    900               41
National City Corp.                                       2,200              141
Northern Trust Corp.                                        800               59
Norwest Corp.+                                            5,120              190
PNC Bank Corp.                                            2,100              105
Regions Financial                                         1,400               52
Republic New York Corp.                                   1,000               42
State Street Corp.                                        1,100               69
Summit Bancorp                                            1,200               46
SunTrust Banks, Inc.                                      1,500              105
Synovus Financial Corp.                                   1,200               28
U.S. Bancorp                                              5,280              193
Union Planters                                              900               42
Wachovia Corp.                                            1,400              127
Washington Mutual, Inc.                                   3,816              143
Wells Fargo & Co.                                           600              222
                                                                          ------
                                                                           4,579
                                                                          ------

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
BUSINESS MACHINES & SOFTWARE -- 2.1%
3Com Corp.+                                               2,000           $   72
Adobe Systems, Inc.                                         400               15
Apple Computer, Inc.+                                       500               19
Autodesk, Inc.                                              100                3
BMC Software+                                             1,400               67
Cabletron Systems, Inc.+                                    700                8
Ceridian Corp.+                                             214               12
Cisco Systems, Inc.+                                     10,575              666
Compaq Computer Corp.                                    10,964              347
Computer Associates
  International, Inc.                                     3,725              147
Data General Corp.+                                         100                2
Dell Computer Corp.+                                      8,900              583
Gateway 2000, Inc.+                                       1,000               56
Honeywell, Inc.                                           1,200               96
IKON Office Solutions                                       500                5
Intergraph Corp+                                            200                1
International Business
  Machines Corp.                                          6,400              950
Microsoft Corp.+                                         16,400            1,736
Novell, Inc.+                                             1,200               18
Oracle Systems Corp.+                                     6,500              192
Parametric Technology Corp.+                              1,400               23
Peoplesoft, Inc.+                                         1,500               32
Pitney Bowes, Inc.                                        2,400              132
Seagate Technology, Inc.+                                 1,284               34
Silicon Graphics, Inc.+                                   1,054               12
Sun Microsystems, Inc.+                                   2,200              128
Unisys Corp.                                              1,000               27
Xerox Corp.                                               2,300              223
                                                                          ------
                                                                           5,606
                                                                          ------
BUSINESS SERVICES -- 0.4%
Automatic Data Processing, Inc.                           2,000              156
Browning-Ferris Industries, Inc.                          1,200               43
Computer Sciences Corp.                                   1,190               63
Deluxe Corp.                                                500               16
Ecolab, Inc.                                              1,000               30
Equifax, Inc.                                               700               27
First Data Corp.                                          2,600               69
H&R Block, Inc.                                             600               27
Interpublic Group of Companies, Inc.                        850               50
Laidlaw, Inc.                                             2,000               19
Moore Corp., Ltd.                                           200                2
National Service Industries, Inc.                           300               11


                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Omnicom Group, Inc.                                       1,000           $   49
Paychex, Inc.                                             1,100               55
Tyco International Ltd.                                   4,104              254
Waste Management Inc.                                     3,812              172
                                                                          ------
                                                                           1,043
                                                                          ------
CHEMICAL -- 0.5%
Air Products & Chemicals, Inc.                            2,200               83
Dow Chemical Co.                                          1,800              169
E. I. Dupont de Nemours & Co.                             7,600              437
Eastman Chemical Co.                                        600               35
Great Lakes Chemical Corp.                                  100                4
Hercules, Inc.                                              700               23
Minnesota Mining &
  Manufacturing Co.                                       2,900              232
Morton International, Inc.                                  600               15
Nalco Chemical Co.                                          300                9
PPG Industries, Inc.                                      1,200               69
Praxair, Inc.                                             1,000               40
Rohm & Haas Co.                                           1,500               51
Sigma-Aldrich Corp.                                         400               12
Union Carbide Corp.                                         800               31
W. R. Grace & Company+                                      600               10
                                                                          ------
                                                                           1,220
                                                                          ------
CONSTRUCTION -- 0.1%
Armstrong World Industries, Inc.                            400               25
Centex Corp.                                                400               13
Crane Co.                                                   225                6
Fluor Corp.                                                 200                8
Foster Wheeler Corp.                                        100                2
Kaufman & Broad Home Corp.                                  100                3
Masco Corp.                                               2,200               62
Owens Corning                                               300               11
Pulte Corp.                                                 200                5
Sherwin-Williams Co.                                      1,100               28
The Stanley Works                                           400               12
                                                                           -----
                                                                             175
                                                                           -----
CONSUMER - NONDURABLE -- 0.3%
American Greetings Corp., Class A                           200                8
Darden Restaurants, Inc.                                    400                7
Fortune Brands, Inc.                                      1,000               33
Hasbro, Inc.                                                450               16
Jostens, Inc.                                               100                2

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998


                                                         Number          Value
                                                        of Shares        (000s)
                                                       ---------       ---------
Mattel, Inc.                                              1,625            $  58
McDonald's Corp.                                          4,700              314
Rubbermaid, Inc.                                            600               20
Tricon Global Restaurants, Inc.+                            830               36
Tupperware Corp.                                            200                3
Unilever NV                                               4,300              324
Wendy's International, Inc.                                 500               10
                                                                           -----
                                                                             831
                                                                           -----
CONSUMER - DURABLE -- 0.0%
Black & Decker Corp.                                        300               16
Maytag Corp.                                                300               15
Newell Co.                                                  900               40
Snap-On, Inc.                                               150                5
Whirlpool Corp.                                             500               26
                                                                           -----
                                                                             102
                                                                           -----
CONTAINERS -- 0.0%
Ball Corp.                                                  100                4
Bemis Co., Inc.                                             100                4
Crown Cork & Seal Co., Inc.                                 900               29
Owens-Illinois, Inc.+                                       600               18
Sealed Air Corp.+                                           621               22
Stone Container Corp.                                       200                2
                                                                           -----
                                                                              79
                                                                           -----
ELECTRONICS -- 1.4%
Advanced Micro Devices Inc.+                                820               18
AMP, Inc.                                                   960               39
Andrew Corp.+                                               325                5
Applied Materials, Inc.+                                  2,200               76
Ascend Communications, Inc.+                              1,300               63
EG&G, Inc.                                                  200                5
Electronic Data Systems Corp.                             3,300              134
EMC Corp.                                                 3,100              200
Emerson Electric Co.                                      3,000              198
General Instrument Corp.+                                   500               13
Harris Corp.                                                400               14
Hewlett-Packard Co.                                       7,000              421
Intel Corp.                                              11,200              999
ITT Industries, Inc.                                        400               14
KLA-Tencor Corp.+                                           400               15
LSI Logic Corp.+                                            600                9
Lucent Technologies, Inc.                                 9,130              732
Micron Technology, Inc.                                   1,100               42
Motorola, Inc.                                            4,000              208


                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
National Semiconductor Corp.+                             1,000           $   13
Nextel Communications, Inc.+                              1,800               33
Northern Telecom Ltd.                                     4,460              191
Perkin Elmer Corp.                                          400               34
Scientific-Atlanta, Inc.                                    200                3
Tektronix, Inc.                                             250                4
Tellabs, Inc.+                                            1,300               71
Texas Instruments, Inc.                                   2,400              153
Thermo Electron Corp.+                                      900               18
Thomas & Betts Corp.                                         81                4
                                                                          ------
                                                                           3,729
                                                                          ------
ENERGY - RAW MATERIALS -- 0.2%
Anadarko Petroleum Corp.                                    800               27
Apache Corp.                                                400               11
Baker Hughes, Inc.                                        2,250               50
Burlington Resources, Inc.                                  910               37
Halliburton Co.                                           2,574               92
Helmerich & Payne, Inc.                                   1,000               24
McDermott International, Inc.                               200                6
Occidental Petroleum Corp.                                2,000               40
Rowan Companies, Inc.+                                      300                4
Schlumberger Ltd.                                         3,500              184
Sempra Energy                                             1,600               42
                                                                          ------
                                                                             517
                                                                          ------
FOOD & AGRICULTURE -- 1.2%
Archer Daniels Midland Co.                                3,176               53
Bestfoods, Inc.                                           2,400              131
Campbell Soup Co.                                         3,100              165
Coca-Cola Co.                                            16,800            1,136
Coca-Cola Enterprises                                     2,700               97
ConAgra, Inc.                                             3,300              100
General Mills, Inc.                                       1,346               99
H.J. Heinz Co.                                            2,500              145
Hershey Foods Corp.                                       1,000               68
Kellogg Co.                                               2,300               76
Monsanto Co.                                              4,000              162
PepsiCo, Inc.                                            10,300              348
Pioneer-Hi-Bred International, Inc.                       2,100               59
Quaker Oats Co.                                           1,000               59
Ralston Purina Group                                      3,300              110
Sara Lee Corp.                                            3,200              191
SYSCO Corp.                                               2,200               59
Wm. Wrigley Jr. Co.                                       1,000               81
                                                                          ------
                                                                           3,139
                                                                          ------

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
GOLD -- 0.0%
Barrick Gold Corp.                                        2,000           $   43
Battle Mountain Gold Co.                                  1,200                7
Homestake Mining Co.                                        600                7
Newmont Mining Corp.                                        629               13
Placer Dome, Inc.                                         1,000               16
                                                                          ------
                                                                              86
                                                                          ------
HEALTHCARE/DRUGS & MEDICINE -- 2.9%
Abbott Laboratories                                      10,800              507
Aetna, Inc.                                               1,134               85
Allergan, Inc.                                              300               19
ALZA Corp.+                                                 300               14
American Home Products Corp.                              9,200              448
Amgen, Inc.+                                              1,800              141
Bausch & Lomb, Inc.                                         200                8
Baxter International, Inc.                                1,900              114
Becton, Dickinson & Co.                                   1,800               76
Biomet, Inc.                                                400               14
Boston Scientific Corp.+                                  1,037               56
Bristol-Myers Squibb Co.                                  6,900              763
C.R. Bard, Inc.                                             200                9
Cardinal Health, Inc.                                     1,100              104
Columbia/HCA Healthcare Corp.                             4,400               92
Eli Lilly & Co.                                           7,400              599
Guidant Corp.                                             1,000               76
HBO & Co.                                                 2,900               76
HCR Manor Care+                                             700               23
Healthsouth Corp.+                                        2,776               34
Humana, Inc.                                                700               13
IMS Health                                                  900               60
Johnson & Johnson                                         9,300              758
Mallinckrodt, Inc.                                          400               11
Medtronic, Inc.                                           3,200              208
Merck & Co., Inc.                                         8,200            1,109
Pfizer, Inc.                                              9,000              966
Pharmacia & Upjohn, Inc.                                  3,500              185
Schering-Plough Corp.                                     4,900              504
Service Corp. International                               1,400               50
Shared Medical Systems Corp.                                200               10
St. Jude Medical, Inc.                                      430               12
Tenet Healthcare Corp.+                                   1,700               47
United Healthcare Corp.                                   1,300               57
Warner Lambert Co.                                        5,700              447
                                                                          ------
                                                                           7,695
                                                                          ------


                                                         Number          Value
                                                        of Shares        (000s)
                                                       ---------       ---------
HOUSEHOLD PRODUCTS -- 0.6%
Alberto-Culver Co., Class B                                 200           $    5
Avon Products, Inc.                                       1,800               71
Clorox Co.                                                1,100              120
Colgate-Palmolive Co.                                     2,100              186
Gillette Co.                                              7,800              351
International Flavors &
  Fragrances, Inc.                                          800               30
Procter & Gamble Co.                                      9,200              818
                                                                          ------
                                                                           1,581
                                                                          ------
INSURANCE -- 0.9%
Allstate Corp.                                            6,200              267
American General Corp.                                    1,710              117
American International Group, Inc.                        7,350              627
Aon Corp.                                                 1,150               71
Chubb Corp.                                               1,500               92
CIGNA Corp.                                               1,800              131
Cincinnati Financial Corp.                                1,200               45
Conseco, Inc.                                             1,671               58
General Re Corp.                                            686              151
Hartford Financial Services
  Group, Inc.                                             2,200              117
Jefferson-Pilot Corp.                                       900               55
Lincoln National Corp.                                      900               68
Marsh & McLennan Companies, Inc.                          1,800              100
MBIA, Inc.                                                  900               55
MGIC Investment Corp.                                       800               31
Progressive Corp. of Ohio                                   600               88
Provident                                                   900               26
SAFECO Corp.                                                800               35
St. Paul Companies, Inc.                                  1,424               47
SunAmerica, Inc.                                          1,050               74
Torchmark Corp.                                             800               35
Transamerica Corp.                                          700               73
UNUM Corp.                                                1,000               44
                                                                          ------
                                                                           2,407
                                                                          ------
MEDIA -- 0.7%
CBS Corp.                                                 4,900              137
Clear Channel
  Communications, Inc.+                                   1,400               64
Comcast Corp., Class A                                    2,400              118
Dow Jones & Co., Inc.                                       700               32
Gannett Co., Inc.                                         1,900              118
Harcourt General, Inc.                                      500               24

SCHWAB MARKETTRACK BALANCED PORTFOLIO (TM)
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
King World Productions, Inc.                                600           $   16
Knight-Ridder, Inc.                                         600               31
McGraw-Hill Companies, Inc.                                 700               63
Mediaone Group+                                           4,000              169
Meredith Corp.                                              200                7
New York Times Co., Class A                               1,400               40
R.R. Donnelley & Sons Co.                                   800               34
Telecommunications, Inc.
  Series A (TCI Group)+                                   3,500              147
Time Warner, Inc.                                         4,000              371
Times Mirror Co., Series A                                  700               39
Tribune Co.                                                 900               52
US West Inc. (Media Group)                                3,309              190
Viacom, Inc., Class B+                                    2,500              150
                                                                          ------
                                                                           1,802
                                                                          ------
MISCELLANEOUS FINANCE -- 1.1%
American Express Co.                                      3,300              292
Associates First Capital Corp.                            2,349              166
Bear Stearns Companies, Inc.                                200                7
Capital One Financial Corp.                                 400               41
Charles Schwab Corp.                                      1,350               65
Citigroup, Inc.                                          15,663              737
Countrywide Credit
  Industries, Inc.                                          500               22
Dun & Bradstreet+                                         1,000               28
Fannie Mae                                                7,100              503
Freddie Mac                                               4,700              270
Franklin Resources, Inc.                                  1,700               64
Household International, Inc.                             4,233              155
Lehman Brothers Holdings, Inc.                              700               27
MBNA Corp.                                                5,212              119
Merrill Lynch & Co., Inc.                                 2,400              142
Morgan Stanley, Dean Witter,
  Discover & Co.                                          3,955              256
Providian Financial Corp.                                   500               40
SLM Holding Corp.                                         1,200               48
                                                                          ------
                                                                           2,982
                                                                          ------
NON-FERROUS METALS -- 0.1%
Alcan Aluminum, Ltd.                                      1,300               33
Aluminum Company of America                               1,500              119
Asarco, Inc.                                                100                2
Cyprus Amax Minerals Co.                                    400                5
Engelhard Corp.                                             600               13

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Freeport-McMoran Copper &
  Gold, Inc., Class B                                     1,100           $   14
Inco, Ltd.                                                  900               10
Phelps Dodge Corp.                                          400               23
Reynolds Metals Co.                                         500               30
                                                                          ------
                                                                             249
                                                                          ------
OIL - DOMESTIC -- 0.2%
Amerada Hess Corp.                                          700               39
Ashland, Inc.                                               500               24
Atlantic Richfield Co.                                    2,300              158
Kerr-McGee Corp.                                            400               16
Oryx Energy Co.+                                            600                8
Pennzoil Co.                                                700               25
Phillips Petroleum Co.                                    1,500               65
Sun, Inc.                                                   200                7
Union Pacific Resources Group                             1,562               20
Unocal Corp.                                              1,400               48
USX-Marathon Group                                        1,600               52
                                                                          ------
                                                                             462
                                                                          ------
OIL - INTERNATIONAL -- 1.3%
Amoco Corp.                                               7,000              393
Chevron Corp.                                             4,600              375
Exxon Corp.                                              16,400            1,168
Mobil Corp.                                               5,500              416
Royal Dutch Petroleum Co. -
  Sponsored ADR                                          14,300              704
Texaco, Inc.                                              3,730              221
                                                                          ------
                                                                           3,277
                                                                          ------
OPTICAL & PHOTO -- 0.1%
Eastman Kodak Co.                                         2,200              170
Polaroid Corp.                                              300                8
                                                                           -----
                                                                             178
                                                                           -----
PAPER & FOREST PRODUCTS -- 0.2%
Boise Cascade Corp.                                         100                3
Champion International Corp.                                500               16
Fort James Corp.                                          1,500               60
Georgia Pacific Corp.                                       900               47
International Paper Co.                                   1,800               84
Kimberly-Clark Corp.                                      3,480              168
Louisiana-Pacific Corp.                                     400                7
Mead Corp.                                                  600               19

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Potlatch Corp.                                              100           $    4
Temple Inland, Inc.                                         400               19
Union Camp Corp.                                            500               22
Westvaco Corp.                                              400               10
Weyerhaeuser Co.                                          1,000               47
Willamette Industries, Inc.                                 400               12
                                                                          ------
                                                                             518
                                                                          ------
PRODUCER GOODS & MANUFACTURING -- 1.1%
Aeroquip-Vickers, Inc.                                      100                3
Allied Signal, Inc.                                       3,900              152
Avery Dennison Corp.                                        600               25
Briggs & Stratton Corp.                                     100                5
Case Corp.                                                  500               11
Caterpillar, Inc.                                         2,500              113
Cooper Industries, Inc.                                     900               40
Corning, Inc.                                             1,200               44
Deere & Co.                                               1,700               60
Dover Corp.                                               1,600               51
FMC Corp.                                                   400               20
General Electric Co.                                     22,200            1,943
Grainger (W.W.), Inc.                                     1,000               46
Harnischfeger Industries, Inc.                              100                1
Illinois Tool Works, Inc.                                 1,700              109
Ingersoll Rand Co.                                          900               45
Johnson Controls, Inc.                                      500               28
Milacron                                                    100                2
Millipore Corp.                                             200                5
Nacco Industries, Inc.                                      100                9
Pall Corp.                                                  500               13
Parker Hannifin Corp.                                       600               21
Raychem Corp.                                               500               15
Tenneco, Inc.                                             1,000               30
Timken Co.                                                  200                4
                                                                          ------
                                                                           2,795
                                                                          ------
RAILROAD & SHIPPING -- 0.1%
Burlington Northern Santa Fe Corp.                        4,200              130
CSX Corp.                                                 1,500               59
Norfolk Southern Corp.                                    2,300               76
Union Pacific Corp.                                       1,700               81
                                                                          ------
                                                                             346
                                                                          ------

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
RETAIL -- 1.3%
Albertson's, Inc.                                         1,300          $    72
American Stores Co.                                       1,700               55
AutoZone, Inc.+                                             600               16
Cendant Corp.                                             4,915               56
Circuit City Stores, Inc.                                   400               14
Consolidated Stores Corp.+                                  700               12
CVS Corp.                                                 2,400              110
Dayton Hudson Corp.                                       3,200              136
Dillards, Inc., Class A                                     400               12
Dollar General                                            1,250               30
Federated Department Stores, Inc.+                        1,100               42
Fred Meyer+                                               1,000               53
Gap, Inc.                                                 2,650              159
Great Atlantic & Pacific Tea Co., Inc.                      100                2
Home Depot, Inc.                                          9,900              431
J.C. Penney Co., Inc.                                     1,700               81
Kmart Corp.+                                              2,600               37
Kohl's+                                                   1,100               53
Kroger Company+                                           1,400               78
Limited, Inc.                                             1,544               40
Longs Drug Stores, Inc.                                     200                8
Lowe's Companies, Inc.                                    2,200               74
May Department Stores Co.                                 1,600               98
Nordstrom, Inc.                                           1,200               33
Pep Boys-Manny, Moe & Jack                                  200                3
Price/Costco, Inc.                                        1,100               62
Rite Aid Corp.                                            1,800               71
Sears, Roebuck & Co.                                      2,700              121
Staples, Inc.+                                            1,900               62
SUPERVALU, Inc.                                             600               14
Tandy Corp.                                                 600               30
TJX Companies, Inc.                                       1,600               30
Toys "R" Us, Inc.+                                        1,800               35
Venator Group Inc.+                                         500                4
Wal-Mart Stores, Inc.                                    15,200            1,049
Walgreen Co.                                              3,300              161
Winn Dixie Stores, Inc.                                     600               20
                                                                         -------
                                                                           3,364
                                                                         -------
STEEL -- 0.0%
Allegheny Teledyne, Inc.                                    985               20
Armco, Inc.+                                                400                2
Bethlehem Steel Corp.+                                      300                3
Nucor Corp.                                                 500               23

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
USX-U.S. Steel Group, Inc.                                  500           $   12
Worthington Industries, Inc.                                300                4
                                                                          ------
                                                                              64
                                                                          ------
TELEPHONE -- 1.7%
AirTouch Communications, Inc.+                            3,900              218
Alltel Corp.                                              1,800               84
Ameritech Corp.                                           7,800              421
AT&T Corp.                                               12,200              759
Bell Atlantic Corp.                                      10,872              578
BellSouth Corp.                                           6,600              527
Frontier Corp.                                              700               21
GTE Corp.                                                 6,400              376
MCI WorldCom+                                            12,546              693
SBC Communications, Inc.                                 12,924              599
Sprint Corp.                                              2,900              223
                                                                          ------
                                                                           4,499
                                                                          ------
TOBACCO -- 0.4%
Loew's Corp.                                              1,000               94
Philip Morris Companies, Inc.                            16,100              823
RJR Nabisco Holdings Corp.                                2,200               63
UST, Inc.                                                 1,100               37
                                                                          ------
                                                                           1,017
                                                                          ------
TRAVEL & RECREATION -- 0.2%
Brunswick Corp.                                             600               12
Harrah's Entertainment, Inc.+                               400                6
Hilton Hotels Corp.                                       1,500               30
Marriott International, Inc., Class A                     2,000               54
Mirage Resorts, Inc.+                                       800               14
Walt Disney Co.                                          14,217              383
                                                                          ------
                                                                             499
                                                                          ------
TRUCKING & FREIGHT -- 0.0%
Paccar, Inc.                                                600               26
Ryder Systems, Inc.                                         200                5
                                                                          ------
                                                                              31
                                                                          ------
UTILITIES -- 0.7%
AES                                                       1,200               49
Ameren Corp.                                                600               24
American Electric Power Co., Inc.                         1,300               64
Baltimore Gas & Electric Co.                                800               25

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Carolina Power & Light Co.                                  900           $   41
Central & South West Corp.                                1,300               36
Cinergy Corp.                                             1,000               35
Coastal Corp.                                             1,600               56
Columbia Gas System, Inc.                                 1,050               61
Consolidated Edison, Inc.                                 1,300               65
Consolidated Natural Gas Co.                                700               37
Dominion Resources, Inc.                                  1,000               46
DTE Energy Co.                                              600               26
Duke Power Co.                                            2,426              157
Eastern Enterprises                                         100                4
Edison International                                      2,200               58
Enron Corp.                                               1,900              100
Entergy Corp.                                             1,500               43
First Energy Corp.                                        1,200               36
FPL Group, Inc.                                           1,300               81
GPU, Inc.                                                   500               22
Houston Industries, Inc.                                  1,724               54
Niagara Mohawk Power Corp.+                                 400                6
NICOR, Inc.                                                 100                4
Northern States Power Co.                                 1,000               27
ONEOK, Inc.                                                 100                3
PacifiCorp                                                1,800               34
PECO Energy Co.                                           1,400               54
Peoples Energy Corp.                                        100                4
PG&E Corp.                                                2,400               73
PP&L Resources, Inc.                                        700               19
Public Service Enterprise Group, Inc.                     1,300               49
Sonat, Inc.                                                 400               12
Southern Co.                                              4,700              132
Texas Utilities Co.                                       1,922               84
Unicom Corp.                                              1,300               49
Williams Companies, Inc.                                  2,800               77
                                                                          ------
                                                                           1,747
                                                                          ------
INTERNATIONAL -- 0.0%
Germany--0.0%
VIAG AG                                                      12                8
                                                                          ------
United Kingdom --0.0%
Centrica                                                 11,258               22
Siebe PLC                                                    24               --
                                                                          ------
                                                                              30
                                                                          ------
TOTAL COMMON STOCK
  (Cost $39,418)                                                          59,596
                                                                          ------

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
BELGIUM -- 0.0%
Generale de Banque
  (expire 11/15/99)                                          44    $          --
                                                                   -------------
FRANCE -- 0.0%
AXA UAP CVG (expire 01/07/99)                               328               --
                                                                   -------------
SWITZERLAND -- 0.0%
Schweizerische Bankverein
  (expire 06/30/00)                                          20            --
                                                                   ------------
TOTAL WARRANTS
  (Cost $0)                                                                --
                                                                   -------------
INVESTMENT FUNDS -- 72.5%
Schwab International Index Fund,
  Investor Shares                                     2,824,946          40,142
Schwab S&P 500 Fund,
  Investor Shares                                     1,210,687          20,642
Schwab Small-Cap Index Fund,
  Investor Shares                                     2,635,594          40,562
Schwab Total Bond Market
  Index Fund                                          8,758,584          89,951
                                                                   ------------
TOTAL INVESTMENT FUNDS
  (Cost $186,353)                                                       191,297
                                                                   -------------
SHORT-TERM INVESTMENTS -- 4.6%
Schwab Value Advantage
  Money Market, Class A (a)
    5.08%*                                           12,092,420          12,092
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $12,092)                                                         12,092
                                                                   ------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $237,863)                                                       262,985
                                                                   ------------
OTHER ASSETS AND LIABILITIES-- 0.3%
  Other assets                                                            1,173
  Liabilities                                                              (254)
                                                                   ------------
                                                                            919
                                                                   ------------
TOTAL NET ASSETS-- 100.0%                                          $    263,904
                                                                   ============


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS
October 31, 1998

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
--------------------------------------------------------------------------------
COMMON STOCK -- 12.4%
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.2%
Boeing Co.                                                1,546            $  58
General Dynamics Corp.                                      200               12
Lockheed Martin Corp.                                       300               33
Northrop Grumman Corp.                                      100                8
Raytheon Co., Class B                                       500               29
Rockwell International Corp.                                300               12
Textron, Inc.                                               300               22
United Technologies Corp.                                   400               38
                                                                           -----
                                                                             212
                                                                           -----
AIR TRANSPORTATION -- 0.1%
AMR Corp.                                                   400               27
Delta Air Lines, Inc.                                       100               11
FDX Corp.+                                                  280               15
Southwest Airlines Co.                                      675               14
U.S. Airways Group, Inc.+                                   200               11
                                                                           -----
                                                                              78
                                                                           -----
ALCOHOLIC BEVERAGES -- 0.1%
Adolph Coors Co., Class B                                   100                5
Anheuser-Busch Companies, Inc.                              700               42
Brown-Forman Corp., Class B                                 100                7
Seagram Co., Ltd.                                           500               16
                                                                           -----
                                                                              70
                                                                           -----
APPAREL -- 0.0%
Fruit of the Loom, Inc., Class A+                           100                2
Liz Claiborne, Inc.                                         100                3
Nike, Inc. Class B                                          400               17
Reebok International Ltd.                                   100                2
Russell Corp.                                               100                2
Springs Industries, Inc.                                    100                4
Stride Rite                                                 100                1
V.F. Corp.                                                  200                8
                                                                           -----
                                                                              39
                                                                           -----
AUTOMOTIVE PRODUCTS/MOTOR VEHICLES -- 0.3%
BF Goodrich Co.                                             100                4
Chrysler Corp.                                            1,000               48
Cooper Tire & Rubber Co.                                    100                2
Cummins Engine Co., Inc.                                    100                3
Dana Corp.                                                  292               12
Eaton Corp.                                                 200               14



                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Fleetwood Enterprises, Inc.                                 100            $   3
Ford Motor Co.                                            1,900              103
General Motors Corp.                                      1,100               69
Genuine Parts Co.                                           250                8
Goodyear Tire & Rubber Co.                                  300               16
Navistar International Corp.                                100                2
TRW, Inc.                                                   200               11
                                                                           -----
                                                                             295
                                                                           -----
BANKS -- 0.9%
Bank of New York Co., Inc.                                1,200               38
Bank One Corp.                                            1,946               95
BankAmerica Corp.                                         2,711              156
BankBoston Corp.                                            400               15
Bankers Trust New York Corp.                                200               13
BB&T Corp.                                                  400               14
Chase Manhattan Corp.                                     1,416               80
Comerica, Inc.                                              300               19
Fifth Third Bancorp                                         375               25
First Union Corp.                                         1,500               87
Fleet Financial Group, Inc.                                 978               39
Golden West Financial Corp.                                 100                9
Huntington Bancshares, Inc.                                 550               16
J.P. Morgan & Co., Inc.                                     300               28
KeyCorp, Inc.                                               700               21
Mellon Bank Corp.                                           400               24
Mercantile Bancorp, Inc.                                    200                9
National City Corp.                                         500               32
Northern Trust Corp.                                        200               15
Norwest Corp.                                             1,100               41
PNC Bank Corp.                                              500               25
Regions Financial                                           300               11
Republic New York Corp.                                     200                8
State Street Corp.                                          300               19
Summit Bancorp .                                            300               11
SunTrust Banks, Inc.                                        300               21
Synovus Financial Corp.                                     300                7
U.S. Bancorp                                              1,089               40
Union Planters                                              200                9
Wachovia Corp.                                              300               27
Washington Mutual, Inc.                                     921               34
Wells Fargo & Co.                                           166               61
                                                                           -----
                                                                           1,049
                                                                           -----

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
BUSINESS MACHINES & SOFTWARE -- 1.2%
3Com Corp.+                                                 600           $   22
Adobe Systems, Inc.                                         100                4
Apple Computer, Inc.+                                       200                7
Autodesk, Inc.                                              100                3
BMC Software+                                               300               14
Cabletron Systems, Inc.+                                    400                5
Ceridian Corp.                                              157                9
Cisco Systems, Inc.+                                      2,475              156
Compaq Computer Corp.                                     2,693               85
Computer Associates International, Inc.                     850               33
Data General Corp.+                                         400                7
Dell Computer Corp.+                                      2,000              131
Gateway 2000, Inc.+                                         200               11
Honeywell, Inc.                                             200               16
IKON Office Solutions                                       200                2
Intergraph Corp.+                                           100                1
International Business
  Machines Corp.                                          1,500              223
Microsoft Corp.+                                          4,000              424
Novell, Inc.+                                             1,100               16
Oracle Systems Corp.+                                     1,500               44
Parametric Technology Corp.+                                400                7
Peoplesoft, Inc.+                                           400                8
Pitney Bowes, Inc.                                          400               22
Seagate Technology, Inc.+                                   276                7
Silicon Graphics, Inc.+                                     122                1
Sun Microsystems, Inc.+                                     600               35
Unisys Corp.                                                400               11
Xerox Corp.                                                 500               48
                                                                          ------
                                                                           1,352
                                                                          ------
BUSINESS SERVICES -- 0.2%
Automatic Data Processing, Inc.                             500               39
Browning-Ferris Industries, Inc.                            300               11
Computer Sciences Corp.                                     358               19
Deluxe Corp.                                                100                3
Ecolab, Inc.                                                200                6
Equifax, Inc.                                               200                8
First Data Corp.                                            600               16
H&R Block, Inc.                                             200                9
Interpublic Group of Companies, Inc.                        250               15
Laidlaw, Inc.                                               500                5
Moore Corp., Ltd.                                           100                1
National Service Industries, Inc.                           100                4
Omnicom Group, Inc.                                         200               10


                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Paychex, Inc.                                               300          $    15
Tyco International Ltd.                                     976               60
Waste Management Inc.                                       907               41
                                                                          ------
                                                                             262
                                                                          ------
CHEMICAL -- 0.3%
Air Products & Chemicals, Inc.                              400               15
Dow Chemical Co.                                            400               37
E. I. Dupont de Nemours & Co.                             1,800              104
Eastman Chemical Co.                                        200               12
Great Lakes Chemical Corp.                                  100                4
Hercules, Inc.                                              100                3
Minnesota Mining & Manufacturing Co.                        700               56
Morton International, Inc.                                  200                5
Nalco Chemical Co.                                          100                3
PPG Industries, Inc.                                        300               17
Praxair, Inc.                                               200                8
Rohm & Haas Co.                                             300               10
Sigma-Aldrich Corp.                                         100                3
Union Carbide Corp.                                         300               12
W. R. Grace & Company+                                      100                2
                                                                          ------
                                                                             291
                                                                          ------
CONSTRUCTION -- 0.1%
Armstrong World Industries, Inc.                           100                 6
Centex Corp.                                               200                 7
Crane Co.                                                  150                 4
Fluor Corp.                                                100                 4
Kaufman & Broad Home Corp.                                 100                 3
Masco Corp.                                                600                17
Owens Corning                                              100                 4
Pulte Corp.                                                200                 5
Sherwin-Williams Co.                                       200                 5
The Stanley Works                                          100                 3
                                                                           -----
                                                                              58
                                                                           -----
CONSUMER - NONDURABLE -- 0.2%
American Greetings Corp., Class A                          100                 4
Darden Restaurants, Inc.                                   400                 7
Fortune Brands, Inc.                                       200                 7
Hasbro, Inc.                                               150                 5
Jostens, Inc.                                              100                 2
Mattel, Inc.                                               450                16
McDonald's Corp.                                         1,100                74
Rubbermaid, Inc.                                           300                10
Tricon Global Restaurants, Inc.+                           240                10

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Tupperware Corp.                                            100           $    2
Unilever NV                                               1,000               75
Wendy's International, Inc.                                 300                6
                                                                          ------
                                                                             218
                                                                          ------
CONSUMER - DURABLE -- 0.0%
Black & Decker Corp.                                        100                5
Maytag Corp.                                                100                5
Newell Co.                                                  300               13
Snap-On, Inc.                                               100                4
Whirlpool Corp.                                             100                5
                                                                          ------
                                                                              32
                                                                          ------
CONTAINERS -- 0.0%
Ball Corp.                                                  100                4
Bemis Co., Inc.                                             100                4
Crown Cork & Seal Co., Inc.                                 200                6
Owens-Illinois, Inc.+                                       300                9
Sealed Air Corp.+                                           153                5
Stone Container Corp.                                       100                1
                                                                          ------
                                                                              29
                                                                          ------
ELECTRONICS -- 0.8%
Advanced Micro Devices Inc.+                                180                4
AMP, Inc.                                                   262               11
Andrew Corp.+                                               100                2
Applied Materials, Inc.+                                    500               17
Ascend Communications, Inc.+                                300               14
EG&G, Inc.                                                  100                3
Electronic Data Systems Corp.                               800               33
Emerson Electric Co.                                        700               46
EMC Corp.                                                   800               52
General Instrument Corp.+                                   200                5
Harris Corp.                                                100                4
Hewlett-Packard Co.                                       1,600               96
Intel Corp.                                               2,700              241
ITT Industries, Inc.                                        200                7
KLA-Tencor Corp.+                                           100                4
LSI Logic Corp.+                                            100                2
Lucent Technologies, Inc.                                 2,112              169
Micron Technology, Inc.                                     400               15
Motorola, Inc.                                              900               47
National Semiconductor Corp.+                               200                3
Nextel Communications, Inc.+                                400                7
Northern Telecom Ltd.                                       980               42


                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Perkin Elmer Corp.                                          100               $8
Scientific-Atlanta, Inc.                                    100                2
Tektronix, Inc.                                              50                1
Tellabs, Inc.+                                              300               17
Texas Instruments, Inc.                                     600               38
Thermo Electron Corp.+                                      300                6
Thomas & Betts Corp.                                         63                3
                                                                          ------
                                                                             899
                                                                          ------
ENERGY - RAW MATERIALS -- 0.1%
Anadarko Petroleum Corp.                                    200                7
Apache Corp.                                                100                3
Baker Hughes, Inc.                                          670               15
Burlington Resources, Inc.                                  300               12
Eastern Enterprises                                         100                4
Halliburton Co.                                             714               26
Helmerich & Payne, Inc.                                     200                5
McDermott International, Inc.                               100                3
Occidental Petroleum Corp.                                  500               10
Rowan Companies, Inc.+                                      100                1
Schlumberger Ltd.                                           800               42
Sempra Energy                                               350                9
                                                                           -----
                                                                             137
                                                                           -----
FOOD & AGRICULTURE -- 0.6%
Archer Daniels Midland Co.                                  877               15
Bestfoods, Inc.                                             400               22
Campbell Soup Co.                                           700               37
Coca-Cola Co.                                             3,900              264
Coca-Cola Enterprises                                       600               22
ConAgra, Inc.                                               700               21
General Mills, Inc.                                         216               16
H.J. Heinz Co.                                              600               35
Hershey Foods Corp.                                         200               14
Kellogg Co.                                                 700               23
Monsanto Co.                                                900               37
PepsiCo, Inc.                                             2,300               78
Pioneer-Hi-Bred International, Inc.                         400               11
Quaker Oats Co.                                             200               12
Ralston Purina Group                                        600               20
Sara Lee Corp.                                              700               42
SYSCO Corp.                                                 500               13
Wm. Wrigley Jr. Co.                                         200               16
                                                                           -----
                                                                             698
                                                                           -----

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
GOLD -- 0.0%
Barrick Gold Corp.                                          600           $   13
Battle Mountain Gold Co.                                    200                1
Homestake Mining Co.                                        100                1
Newmont Mining Corp.                                        443                9
Placer Dome, Inc.                                           600                9
                                                                          ------
                                                                              33
                                                                          ------
HEALTHCARE/DRUG & MEDICINE -- 1.6%
Abbott Laboratories                                       2,400              113
Aetna, Inc.                                                 222               17
Allergan, Inc.                                              100                6
ALZA Corp.+                                                 300               14
American Home Products Corp.                              2,100              102
Amgen, Inc.+                                                400               31
Bausch & Lomb, Inc.                                         100                4
Baxter International, Inc.                                  400               24
Becton, Dickinson & Co.                                     500               21
Biomet, Inc.                                                300               10
Boston Scientific Corp.+                                    267               15
Bristol-Myers Squibb Co.                                  1,600              177
C.R. Bard, Inc.                                             100                4
Cardinal Health, Inc.                                       200               19
Columbia / HCA Healthcare Corp.                           1,000               21
Eli Lilly & Co.                                           1,700              138
Guidant Corp.                                               200               15
HBO & Co.                                                   600               16
HCR Manor Care+                                             200                7
Healthsouth Corp.+                                          700                9
Humana, Inc.                                                300                6
IMS Health                                                  200               13
Johnson & Johnson                                         2,100              171
Mallinckrodt, Inc.                                          100                3
Medtronic, Inc.                                             700               46
Merck & Co., Inc.                                         1,900              257
Pfizer, Inc.                                              2,100              225
Pharmacia & Upjohn, Inc.                                    800               42
Schering-Plough Corp.                                     1,200              123
Service Corp. International                                 400               14
Shared Medical Systems Corp.                                100                5
St. Jude Medical, Inc.                                      100                3
Tenet Healthcare Corp.+                                     500               14
United Healthcare Corp.                                     300               13
Warner Lambert Co.                                        1,300              102
                                                                          ------
                                                                           1,800
                                                                          ------

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
HOUSEHOLD PRODUCTS -- 0.3%
Alberto-Culver Co., Class B                                 100           $    3
Avon Products, Inc.                                         400               16
Clorox Co.                                                  200               22
Colgate-Palmolive Co.                                       500               44
Gillette Co.                                              1,800               81
International Flavors &
  Fragrances, Inc.                                          200                8
Procter & Gamble Co.                                      2,100              187
                                                                          ------
                                                                             361
                                                                          ------

INSURANCE -- 0.5%
Allstate Corp.                                            1,400               60
American General Corp.                                      400               27
American International Group, Inc.                        1,725              147
Aon Corp.                                                   250               16
Chubb Corp.                                                 300               18
CIGNA Corp.                                                 300               22
Cincinnati Financial Corp.                                  300               11
Conseco, Inc.                                               515               18
General Re Corp.                                            137               30
Hartford Financial Services Group, Inc.                     400               21
Jefferson-Pilot Corp.                                       150                9
Lincoln National Corp.                                      200               15
Marsh & McLennan Companies, Inc.                            450               25
MBIA, Inc.                                                  200               12
MGIC Investment Corp.                                       200                8
Progressive Corp. of Ohio                                   100               15
Provident                                                   200                6
SAFECO Corp.                                                200                9
St. Paul Companies, Inc.                                    456               15
SunAmerica, Inc.                                            250               18
Torchmark Corp.                                             200                9
Transamerica Corp.                                          100               10
UNUM Corp.                                                  200                9
                                                                           -----
                                                                             530
                                                                           -----
MEDIA -- 0.4%
CBS Corp.                                                 1,100               31
Clear Channel Communications, Inc.+                         400               18
Comcast Corp., Class A                                      500               25
Dow Jones & Co., Inc.                                       100                5
Gannett Co., Inc.                                           400               25
Harcourt General, Inc.                                      100                5
King World Productions, Inc.                                200                5

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Knight-Ridder, Inc.                                         200           $   10
McGraw-Hill Companies, Inc.                                 200               18
Mediaone Group+                                             900               38
Meredith Corp.                                              100                4
New York Times Co., Class A                                 400               11
R.R. Donnelley & Sons Co.                                   200                9
Telecommunications, Inc.,
  Series A (TCI Group)+                                     800               34
Time Warner, Inc.                                         1,000               93
Times Mirror Co., Series A                                  200               11
Tribune Co.                                                 200               12
US West Inc. (Media Group)                                  724               42
Viacom, Inc., Class B+                                      600               36
                                                                          ------
                                                                             432
                                                                          ------
MISCELLANEOUS FINANCE -- 0.6%
American Express Co.                                        700               62
Associates First Capital Corp.                              545               38
Bear Stearns Companies, Inc.                                400               14
Capital One Financial Corp.                                 100               10
Charles Schwab Corp.                                        400               19
Citigroup, Inc.                                           3,589              169
Countrywide Credit Industries, Inc.                         200                9
Dun & Bradstreet                                            500               14
Fannie Mae                                                1,700              120
Freddie Mac                                               1,100               63
Franklin Resources, Inc.                                    400               15
Household International, Inc.                               906               33
Lehman Brothers Holdings, Inc.                              200                8
MBNA Corp.                                                1,105               25
Merrill Lynch & Co., Inc.                                   500               30
Morgan Stanley, Dean Witter,
  Discover & Co.                                            965               62
Providian Financial Corp.                                   200               16
SLM Holding Corp.                                           300               12
                                                                          ------
                                                                             719
                                                                          ------
NON-FERROUS METALS -- 0.1%
Alcan Aluminum, Ltd.                                        300                8
Aluminum Company of America                                 300               24
Asarco, Inc.                                                100                2
Cyprus Amax Minerals Co.                                    100                1
Engelhard Corp.                                             100                2
Freeport-McMoran Copper &
  Gold, Inc., Class B                                       600                7
Inco, Ltd.                                                  300                3


                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Phelps Dodge Corp.                                          100           $    6
Reynolds Metals Co.                                         100                6
                                                                          ------
                                                                              59
                                                                          ------
OIL - DOMESTIC -- 0.1%
Amerada Hess Corp.                                          100                6
Ashland, Inc.                                               100                5
Atlantic Richfield Co.                                      500               34
Kerr-McGee Corp.                                            100                4
Oryx Energy Co.+                                            100                1
Pennzoil Co.                                                100                4
Phillips Petroleum Co.                                      400               17
Sun, Inc.                                                   100                3
Union Pacific Resources Group                               369                5
Unocal Corp.                                                600               20
USX-Marathon Group                                          400               13
                                                                           -----
                                                                             112
                                                                           -----
OIL - INTERNATIONAL -- 0.6%
Amoco Corp.                                               1,500               84
Chevron Corp.                                             1,000               82
Exxon Corp.                                               3,900              278
Mobil Corp.                                               1,200               91
Royal Dutch Petroleum Co. -
  Sponsored ADR                                           3,400              167
Texaco, Inc.                                                900               53
                                                                           -----
                                                                             755
                                                                           -----
OPTICAL & PHOTO -- 0.0%
Eastman Kodak Co.                                           500               39
Polaroid Corp.                                              100                3
                                                                           -----
                                                                              42
                                                                           -----
PAPER & FOREST PRODUCTS -- 0.1%
Boise Cascade Corp.                                         100                3
Champion International Corp.                                100                3
Fort James Corp.                                            300               12
Georgia Pacific Corp.                                       200               10
International Paper Co.                                     500               23
Kimberly-Clark Corp.                                        856               41
Louisiana-Pacific Corp.                                     100                2
Mead Corp.                                                  100                3
Potlatch Corp.                                              100                4
Temple Inland, Inc.                                         100                5

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Union Camp Corp.                                            100            $   4
Westvaco Corp.                                              100                2
Weyerhaeuser Co.                                            300               14
Willamette Industries, Inc.                                 200                6
                                                                           -----
                                                                             132
                                                                           -----
PRODUCER GOODS & MANUFACTURING -- 0.6%
Aeroquip-Vickers, Inc.                                      100                3
Allied Signal, Inc.                                         900               35
Avery Dennison Corp.                                        200                8
Briggs & Stratton Corp.                                     100                5
Case Corp.                                                  100                2
Caterpillar, Inc.                                           600               27
Cooper Industries, Inc.                                     300               13
Corning, Inc.                                               300               11
Deere & Co.                                                 400               14
Dover Corp.                                                 300               10
FMC Corp.                                                   100                5
Foster Wheeler Corp.                                        100                2
General Electric Co.                                      5,200              455
Grainger (W.W.), Inc.                                       200                9
Harnischfeger Industries, Inc.                              100                1
Illinois Tool Works, Inc.                                   400               26
Ingersoll Rand Co.                                          350               18
Johnson Controls, Inc.                                      100                6
Milacron                                                    300                6
Millipore Corp.                                             100                2
Pall Corp.                                                  100                3
Parker Hannifin Corp.                                       150                5
Raychem Corp.                                               100                3
Tenneco, Inc.                                               300                9
Timken Co.                                                  100                2
                                                                           -----
                                                                             680
                                                                           -----
RAILROAD & SHIPPING -- 0.1%
Burlington Northern Santa Fe Corp.                          900               28
CSX Corp.                                                   300               12
Norfolk Southern Corp.                                      600               20
Union Pacific Corp.                                         400               19
                                                                           -----
                                                                              79
                                                                           -----
RETAIL -- 0.7%
Albertson's, Inc.                                           400               22
American Stores Co.                                         400               13


                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
AutoZone, Inc.+                                             200            $   5
Cendant Corp.                                             1,159               13
Circuit City Stores, Inc.                                   100                4
Consolidated Stores Corp.+                                  200                3
CVS Corp.                                                   600               27
Dayton Hudson Corp.                                         800               34
Dillards Inc., Class A                                      300                9
Dollar General                                              250                6
Federated Department Stores, Inc.+                          400               15
Fred Meyer+                                                 300               16
Gap, Inc.                                                   650               39
Great Atlantic & Pacific Tea Co., Inc.                      100                2
Home Depot, Inc.                                          2,300              100
J.C. Penney Co., Inc.                                       400               19
Kmart Corp.+                                                700               10
Kohl's+                                                     300               14
Kroger Company+                                             400               22
Limited, Inc.                                               409               11
Longs Drug Stores, Inc.                                     100                4
Lowe's Companies, Inc.                                      600               20
May Department Stores Co.                                   400               24
Nordstrom, Inc.                                             400               11
Pep Boys-Manny, Moe & Jack                                  100                2
Price/Costco, Inc.                                          300               17
Rite Aid Corp.                                              400               16
Sears, Roebuck & Co.                                        600               27
Staples, Inc.+                                              500               16
SUPERVALU, Inc.                                             200                5
Tandy Corp.                                                 200               10
TJX Companies, Inc.                                         400                8
Toys "R" Us, Inc.+                                          500               10
Venator Group Inc.+                                         100                1
Wal-Mart Stores, Inc.                                     3,600              248
Walgreen Co.                                                700               34
Winn Dixie Stores, Inc.                                     300               10
                                                                           -----
                                                                             847
                                                                           -----
STEEL -- 0.0%
Allegheny Teledyne, Inc.                                    292                6
Armco, Inc.+                                                100                1
Bethlehem Steel Corp.+                                      100                1
Nucor Corp.                                                 100                5
USX-U.S. Steel Group, Inc.                                  100                2
Worthington Industries, Inc.                                100                1
                                                                           -----
                                                                              16
                                                                           -----

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
TELEPHONE -- 0.9%
AirTouch Communications, Inc.+                             900            $   50
Alltel Corp.                                               400                19
Ameritech Corp.                                          1,700                92
AT&T Corp.                                               2,900               181
Bell Atlantic Corp.                                      2,458               131
BellSouth Corp.                                          1,600               128
Frontier Corp.                                             200                 6
GTE Corp.                                                1,500                88
MCI WorldCom+                                            2,817               156
SBC Communications, Inc.                                 2,838               131
Sprint Corp.                                               700                54
                                                                          ------
                                                                           1,036
                                                                          ------
TOBACCO -- 0.2%
Loew's Corp.                                               200                19
Philip Morris Companies., Inc.                           3,800               194
RJR Nabisco Holdings Corp.                                 500                14
UST, Inc.                                                  200                 7
                                                                          ------
                                                                             234
                                                                          ------
TRUCKING & FREIGHT -- 0.0%
Paccar, Inc.                                               100                 4
Ryder Systems, Inc.                                        100                 2
                                                                          ------
                                                                               6
                                                                          ------
TRAVEL & RECREATION -- 0.1%
Brunswick Corp.                                            100                 2
Harrah's Entertainment, Inc.                               100                 1
Hilton Hotels Corp.                                        400                 8
Marriott International, Inc., Class A                      500                13
Mirage Resorts, Inc.+                                      200                 3
Walt Disney Co.                                          3,327                90
                                                                          ------
                                                                             117
                                                                          ------
UTILITIES -- 0.4%
AES                                                        300                12
Ameren Corp.                                               200                 8
American Electric Power Co., Inc.                          300                15
Baltimore Gas & Electric Co.                               200                 6
Carolina Power & Light Co.                                 200                 9
Central & South West Corp.                                 300                 8



                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
Cinergy Corp.                                               200           $    7
Coastal Corp.                                               400               14
Columbia Gas System, Inc.                                   150                9
Consolidated Edison, Inc.                                   400               20
Consolidated Natural Gas Co.                                200               11
Dominion Resources, Inc.                                    400               19
DTE Energy Co.                                              300               13
Duke Power Co.                                              604               39
Edison International                                        500               13
Enron Corp.                                                 500               26
Entergy Corp.                                               300                9
First Energy Corp.                                          300                9
FPL Group, Inc.                                             300               19
GPU, Inc.                                                   200                9
Houston Industries, Inc.                                    374               12
Niagara Mohawk Power Corp.+                                 100                1
NICOR, Inc.                                                 100                4
Northern States Power Co.                                   200                5
ONEOK, Inc.                                                 100                3
PacifiCorp                                                  700               13
PECO Energy Co.                                             300               12
Peoples Energy Corp.                                        100                4
PG&E Corp.                                                  700               21
PP&L Resources, Inc.                                        300                8
Public Service Enterprise Group, Inc.                       500               19
Sonat, Inc.                                                 100                3
Southern Co.                                              1,100               31
Texas Utilities Co.                                         500               22
Unicom Corp.                                                300               11
Williams Companies, Inc.                                    600               16
                                                                          ------
                                                                             460
                                                                          ------
INTERNATIONAL -- 0.0%
Germany--0.0%
VIAG AG                                                       3                2
                                                                          ------
United Kingdom -- 0.0%
Centrica                                                  2,541                5
Granada Group                                                 3             --
                                                                          ------
                                                                               7
                                                                          ------
TOTAL COMMON STOCK
  (Cost $10,764)                                                          14,176
                                                                          ------

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
BELGIUM -- 0.0%
Generale de Banque (expire 11/15/99)                          8     $      --
                                                                    -----------
FRANCE -- 0.0%
AXA UAP CVG (expire 01/07/99)                                72            --
                                                                    -----------
SWITZERLAND -- 0.0%
Schweizerische Bankverein
  (expire 06/30/00)                                           5            --
                                                                    -----------
TOTAL WARRANTS
  (Cost $0)                                                                --
                                                                    -----------
INVESTMENT FUNDS -- 83.2%
--------------------------------------------------------------------------------
Schwab International Index Fund,
  Investor Shares                                       841,442          11,957
Schwab S&P 500 Fund,
  Investor Shares                                       558,889           9,529
Schwab Small-Cap Index Fund,
  Investor Shares                                       784,747          12,077
Schwab Total Bond Market
  Index Fund                                          6,044,370          62,076
                                                                    -----------
TOTAL INVESTMENT FUNDS
  (Cost $94,630)                                                         95,639
                                                                    -----------
SHORT-TERM INVESTMENTS -- 4.0%
--------------------------------------------------------------------------------
Schwab Value Advantage
  Money Market, Class A (a)
    5.08%*                                            4,628,892           4,629
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,629)                                                           4,629
                                                                    -----------
TOTAL INVESTMENTS -- 99.6%
  (Cost $110,023)                                                       114,444
                                                                    -----------
OTHER ASSETS AND LIABILITIES -- 0.4%
  Other assets                                                              819
  Liabilities                                                              (365)
                                                                    -----------
                                                                            454
                                                                    -----------
TOTAL NET ASSETS -- 100.0%                                          $   114,898
                                                                    ===========


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS
October 31, 1998

                                                       Par             Value
                                                      (000s)           (000s)
                                                   -----------       -----------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bill (a) (b)
   3.73%, 12/10/98                                          $50              $50
                                                                             ---
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $49)                                                                  50
                                                                             ---

                                                         Number          Value
                                                        of Shares        (000s)
                                                        ---------       --------
INVESTMENT FUNDS -- 99.2%
--------------------------------------------------------------------------------
Schwab International Index Fund,
  Investor Shares                                     2,477,559     $    35,206
Schwab S&P 500 Fund,
  Investor Shares                                     3,040,501          51,841
Schwab Small-Cap Index Fund,
  Investor Shares                                     1,912,224          29,429
                                                                    -----------
TOTAL INVESTMENT FUNDS
  (Cost $124,348)                                                       116,476
                                                                    -----------
TOTAL INVESTMENTS -- 99.2%
  (Cost $124,397)                                                       116,526
                                                                    -----------
OTHER ASSETS AND LIABILITIES-- 0.8%
Other assets                                                              1,193
Liabilities                                                                (310)
                                                                    -----------
                                                                            883
                                                                    -----------
TOTAL NET ASSETS-- 100.0%                                           $   117,409
                                                                    ===========


NOTES TO SCHEDULES OF INVESTMENTS

 +   Non-Income Producing Security.
 *   Interest rates represent the yield on report date.
(a)  Yields shown are effective yields at the time of purchases.
(b) These securities, or a portion thereof, are being used to collateralize open financial futures contracts.
Ltd--Limited
ADR--American Depository Receipt


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
October 31, 1998



                                                                    Schwab MarketTrack Portfolios(TM)
                                                            -------------------------------------------------
                                                            Growth     Balanced    Conservative    All Equity
                                                            ------     --------    ------------    ----------
ASSETS
Investments, at value (cost $239,303, $237,863,
   $110,023, and $124,397, respectively)                    $ 273,979   $ 262,985   $ 114,444      $ 116,526
Cash                                                            1,539         733         652            847
Amounts on deposit with broker                                   --          --          --               43
Receivables:
   Fund shares sold                                               380         265          82            236
   Variation margin                                              --          --          --               66
   Dividends                                                      154         170          84              1
   Dividend tax reclaim                                             5           3        --             --
Prepaid expenses                                                    2           2           1           --
                                                            ---------   ---------   ---------      ---------
     Total assets                                             276,059     264,158     115,263        117,719
                                                            ---------   ---------   ---------      ---------
LIABILITIES
Payables:
   Investments purchased                                         --          --          --              150
   Fund shares redeemed                                           237          55         264             91
   Custodian fees                                                  54          83          21           --
   Investment advisory and administration fees                      7           8           2           --
   Transfer agency and shareholder service fees                     7           7           3              3
Accrued expenses                                                  126         101          75             66
                                                            ---------   ---------   ---------      ---------
     Total liabilities                                            431         254         365            310
                                                            ---------   ---------   ---------      ---------
Net assets applicable to outstanding shares                 $ 275,628   $ 263,904   $ 114,898      $ 117,409
                                                            =========   =========   =========      =========
NET ASSETS CONSIST OF:
Paid-in-capital                                               238,118     233,528     109,782        125,790
Undistributed net investment income (loss)                      2,767       4,566         293           (172)
Accumulated net realized gain (loss) on investments sold,
   futures contracts, and foreign currency transactions            67         688         402           (404)
Net unrealized appreciation (depreciation) on
   investments, futures contracts, and foreign
   currency translation                                        34,676      25,122       4,421         (7,805)
                                                            ---------   ---------   ---------      ---------
                                                            $ 275,628   $ 263,904   $ 114,898      $ 117,409
                                                            =========   =========   =========      =========
PRICING OF SHARES
Outstanding shares, $0.00001 par value
   (unlimited shares authorized)                               19,747      19,713       9,489         12,649
Net asset value, offering and redemption price per share       $13.96      $13.39      $12.11          $9.28


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the period ended October 31, 1998



                                                                                       Schwab MarketTrack Portfolios(TM)
                                                                               --------------------------------------------------
                                                                               Growth     Balanced    Conservative    All Equity+
                                                                               ------     --------    ------------    -----------
Investment income:
   Dividends (net of foreign tax withheld of $5, $3, $1
     and $0, respectively)                                                      $  3,356    $  5,167    $  2,621       $   --
   Interest                                                                        1,117       1,101         394             16
                                                                                --------    --------    --------       --------
     Total investment income                                                       4,473       6,268       3,015             16
                                                                                --------    --------    --------       --------
Expenses:
   Investment advisory and administration fees                                     1,710       1,586         582            357
   Transfer agency and shareholder service fees                                      578         536         196             47
   Custodian fees                                                                     68          78          40              3
   Portfolio accounting fees                                                          79          74          30             16
   Registration fees                                                                  15          20          21             56
   Professional fees                                                                  30          20          30             25
   Shareholder reports                                                                37          28          40             35
   Trustees' fees                                                                      6           7           8              5
   Insurance and other expenses                                                       11          13          11              1
                                                                                --------    --------    --------       --------
                                                                                   2,534       2,362         958            545
Less expenses reduced (See Note 4)                                                (1,157)     (1,095)       (504)          (357)
                                                                                --------    --------    --------       --------
     Net expenses incurred by fund                                                 1,377       1,267         454            188
                                                                                --------    --------    --------       --------
Net investment income (loss)                                                       3,096       5,001       2,561           (172)
                                                                                --------    --------    --------       --------
Net realized gain (loss) on investments sold, futures
   contracts, and foreign currency transactions:
    Net realized gain (loss) on investments sold
        and futures contracts                                                        149         755         419           (404)
    Net realized loss on foreign currency transactions                               (12)        (12)         (2)          --
                                                                                --------    --------    --------       --------
       Net realized gain (loss) on investments sold,
          futures contracts and foreign currency transactions                        137         743         417           (404)
                                                                                --------    --------    --------       --------
Change in net unrealized appreciation (depreciation) on
   investments, futures contracts and foreign currency translation:
    Net unrealized appreciation (depreciation)
       on investments and futures contracts                                       10,469       8,459       1,488         (7,805)
    Net unrealized appreciation (depreciation) on
       foreign currency translation                                                    1           1          (1)          --
                                                                                --------    --------    --------       --------
       Net unrealized appreciation (depreciation)
          on investments, futures contracts and
          foreign currency translation                                            10,470       8,460       1,487         (7,805)
                                                                                --------    --------    --------       --------
Net gain (loss) on investments                                                    10,607       9,203       1,904         (8,209)
                                                                                --------    --------    --------       --------
Increase (decrease) in net assets resulting from operations                      $13,703    $ 14,204    $  4,465       $ (8,381)
                                                                                ========    ========    ========       ========

+For the period from May 19, 1998 (commencement of operations) to October 31, 1998.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
For the periods ended October 31,



                                                                          Schwab MarketTrack Portfolios(TM)
                                                ------------------------------------------------------------------------------------
                                                         Growth                Balanced              Conservative        All Equity
                                                ----------------------  ----------------------  ----------------------  ------------
                                                     1998        1997       1998         1997        1998        1997       1998+
                                                ----------  ----------  ----------  ----------  ----------  ----------   ----------
Operations:
   Net investment income (loss)                  $   3,096   $   2,087   $   5,001   $   2,858   $   2,561   $     973   $    (172)
   Net realized gain (loss) on investments,
     futures contracts and foreign
     currency transactions                             137       8,655         743       4,372         417       1,046        (404)
   Change in net unrealized appreciation
     (depreciation) on investments, futures
     contracts and foreign currency translation     10,470      14,439       8,460      11,175       1,487       1,878      (7,805)
                                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Increase (decrease) in net assets resulting
     from operations                                13,703      25,181      14,204      18,405       4,465       3,897      (8,381)
                                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------
Dividends to shareholders from net
   investment income                                (2,098)     (1,915)     (2,881)     (2,005)     (2,373)       (945)       --
Distributions to shareholders from net
   capital gains                                    (8,127)       --        (3,851)       --          (911)       --          --
                                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total dividends and distributions
     to shareholders                               (10,225)     (1,915)     (6,732)     (2,005)     (3,284)       (945)       --
                                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------
Capital share transactions:
   Proceeds from shares sold                       151,971      67,570     157,398      86,068     119,172      23,889     142,131
   Net asset value of shares issued in
     reinvestment of dividends                       9,908       1,850       6,425       1,893       3,060         857        --
   Less payments for shares redeemed               (57,429)    (30,940)    (58,809)    (33,923)    (49,074)     (9,598)    (16,341)
                                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Increase in net assets from
     capital share transactions                    104,450      38,480     105,014      54,038      73,158      15,148     125,790
                                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total increase in net assets                       107,928      61,746     112,486      70,438      74,339      18,100     117,409
Net assets:
   Beginning of period                             167,700     105,954     151,418      80,980      40,559      22,459        --
                                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------
   End of period (including undistributed
     net investment income (loss) of
     $2,767, $1,765, $4,566, $2,453,
     $293, $101 and $(172), respectively         $ 275,628   $ 167,700   $ 263,904   $ 151,418   $ 114,898   $  40,559   $ 117,409
                                                 =========   =========   =========   =========   =========   =========   =========
Number of fund shares:
   Sold                                             10,768       5,302      11,852       7,197       9,833       2,113      14,421
   Reinvested                                          760         159         516         169         257          77        --
   Redeemed                                         (4,121)     (2,496)     (4,469)     (2,883)     (4,063)       (865)     (1,772)
                                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Net increase in shares outstanding                7,407       2,965       7,899       4,483       6,027       1,325      12,649
Shares outstanding:
   Beginning of period                              12,340       9,375      11,814       7,331       3,462       2,137        --
                                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------
   End of period                                    19,747      12,340      19,713      11,814       9,489       3,462      12,649
                                                 =========   =========   =========   =========   =========   =========   =========


+ For the period from May 19, 1998 (commencement of operations) to October 31, 1998.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS



                                                        Schwab MarketTrack Growth Portfolio(TM)
                                                     ---------------------------------------------
                                                         1998          1997             1996(1)
                                                      ----------    ----------       -------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
 Net asset valueat beginning of period                $    13.59    $    11.30       $     10.00
                                                      ----------    ----------       -----------
 Income from investment operations:
    Net investment income                                   0.16          0.17              0.19
    Net realized and unrealized gains
      on investments                                        0.99          2.32              1.13
                                                      ----------    ----------       -----------
    Total income from investment operations                 1.15          2.49              1.32
 Less distributions:
    Dividends from net investment income                   (0.16)        (0.20)            (0.02)
    Dividends from capital gains                           (0.62)          --                --
                                                      ----------    ----------       -----------
    Total distributions                                    (0.78)        (0.20)            (0.02)
                                                      ----------    ----------       -----------
 NET ASSET VALUE AT END OF PERIOD                     $    13.96    $    13.59       $     11.30
                                                      ==========    ==========       ===========

 Total return (%)                                           8.85         22.33             13.24*

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------
 Ratio of actual operating expenses to
   average net assets                                       0.60          0.75              0.89**
 Reductions reflected in above expense ratio                0.50          0.49              0.61**
 Ratio of net investment income to average net assets       1.34          1.58              2.03**
 Portfolio turnover rate                                      14           113                46
 Net assets, end of period (000s)                      $ 275,628     $ 167,700        $  105,954

 *  Not Annualized.
**  Annualized.
(1) For the period from November 20, 1995 (commencement of operations) to October 31, 1996.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          Schwab MarketTrack Balanced Portfolio(TM)
                                                      ------------------------------------------------
                                                             1998            1997         1996(1)
                                                           --------        --------      --------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
 Net asset valueat beginning of period                     $  12.82        $  11.05      $  10.00
                                                           --------        --------      --------
 Income from investment operations:
    Net investment income                                      0.25            0.22          0.25
    Net realized and unrealized gains
      on  investments                                          0.86            1.78          0.83
                                                           --------        --------      --------
    Total income from investment operations                    1.11            2.00          1.08
 Less distributions:
    Dividends from net investment income                      (0.23)          (0.23)        (0.03)
    Dividends from capital gains                              (0.31)             --            --
                                                           --------        --------      --------
    Total distributions                                       (0.54)          (0.23)        (0.03)
                                                           --------        --------      --------
 NET ASSET VALUE AT END OF PERIOD                          $  13.39        $  12.82      $  11.05
                                                           ========        ========      ========

 Total return (%)                                              9.02           18.43         10.82*

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------
Ratio of actual operating expenses to average net assets       0.59            0.78          0.89**
Reductions reflected in above expense ratio                    0.51            0.52          0.67**
Ratio of net investment income to average net assets           2.33            2.48          2.79**
Portfolio turnover rate                                          32             104            44
Net assets, end of period (000s)                           $263,904        $151,418      $ 80,980

 *  Not Annualized.
**  Annualized.
(1) For the period from November 20, 1995 (commencement of operations) to October 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              51

                                                        Schwab MarketTrack Conservative Portfolio(TM)
                                                      -----------------------------------------------
                                                              1998       1997      1996(1)
                                                            --------    -------    -------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset valueat beginning of period                       $  11.71    $ 10.51    $ 10.00
                                                            --------    -------    -------
Income from investment operations:
    Net investment income                                       0.35       0.35       0.33
    Net realized and unrealized gains on  investments           0.64       1.21       0.48
                                                            --------    -------    -------
    Total income from investment operations                     0.99       1.56       0.81

Less distributions:
    Dividends from net investment income                       (0.35)     (0.36)     (0.30)
    Dividends from capital gains                               (0.24)        --         --
                                                            --------    -------    -------
    Total distributions                                        (0.59)     (0.36)     (0.30)
                                                            --------    -------    -------
 NET ASSET VALUE AT END OF PERIOD                           $  12.11    $ 11.71    $ 10.51
                                                            ========    =======    =======

Total return (%)                                                8.64      15.12       8.18*

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------
Ratio of net operating expenses to average net assets           0.58       0.81       0.89**
Reductions reflected in above expense ratio                     0.64       0.84       1.16**
Ratio of net investment income to average net assets            3.26       3.40       3.49**
Portfolio turnover rate                                           58        104         64
Net assets, end of period (000s)                            $114,898    $40,559    $22,459



 *  Not Annualized.
**  Annualized.
(1) For the period from November 20, 1995 (commencement of operations) to October 31, 1996.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Schwab MarketTrack
                                                        All Equity Portfolio(TM)
                                                        ------------------------
                                                                1998(1)
                                                               --------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset valueat beginning of period                          $  10.00
                                                               --------
Income from investment operations:
    Net investment income                                         (0.01)
    Net realized and unrealized losses on investments             (0.71)
                                                               --------
    Total income from investment operations                       (0.72)

Less distributions:
    Dividends from net investment income                            --
                                                               --------
    Total distributions                                             --
                                                               --------
NET ASSET VALUE AT END OF PERIOD                               $   9.28
                                                               ========

Total return (%)                                                  (7.20)*

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------
Ratio of net operating expenses to average net assets              0.39**
Reductions reflected in above expense ratio                        0.74**
Ratio of net investment income to average net assets              (0.36)**
Portfolio turnover rate                                               2
Net assets, end of period (000s)                               $117,409

 *  Not Annualized.
**  Annualized.
(1) For the period from May 19, 1998 (commencement of operations) to October 31, 1998.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              53

NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1998
(All currency amounts are in thousands unless otherwise noted.)

1.  DESCRIPTION OF THE FUNDS

The Schwab MarketTrack Growth Portfolio(TM) (formerly Schwab Asset Director(R) High Growth Fund), Schwab MarketTrack Balanced Portfolio(TM) (formerly Schwab Asset Director(R) Balanced Growth Fund), Schwab MarketTrack Conservative Portfolio(TM) (formerly Schwab Asset Director(R) Conservative Growth Fund) and Schwab MarketTrack All Equity Portfolio(TM) (the "Funds") are a series of Schwab Capital Trust (the "Trust"), a no-load, open-end investment management company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the four Funds described above, the Trust also offers -- the Schwab International Index Fund(R), Schwab Small-Cap Index Fund(R), Schwab S&P 500 Fund, Schwab Analytics Fund(R), Schwab MarketManager International Portfolio(TM) (formerly Schwab OneSource Portfolios International Fund), Schwab MarketManager Growth Portfolio(TM) (formerly Schwab OneSource Portfolios Growth Allocation Fund), Schwab MarketManager Balanced Portfolio(TM) (formerly Schwab OneSource Portfolios Balanced Allocation Fund) and Schwab MarketManager Small Cap Portfolio(TM) (formerly Schwab OneSource Portfolios Small Company Fund). The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION--Investments in securities traded on an exchange or in the over-the-counter market are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the Funds' investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees. Investments in underlying funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act, for a given day. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value. Financial futures contracts which are traded on exchanges, are valued at their settlement as of the close of such exchanges.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAINS (LOSSES)--Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from security transactions are determined on an identified cost basis.

FUTURES CONTRACTS--The Funds may invest in financial futures contracts. The Funds are required to deposit with the broker an amount of cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." The "variation margin" represents unrealized gain (loss) due to daily fluctuation in the value of the contract. When a contract is closed, the Fund records a realized gain or loss equal to the variation margin at the time the contracts are closed.

The Funds will invest in these instruments to participate in the return of an index. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or underlying securities. These risks may involve amounts exceeding the amount recognized in the Funds' Statement of Operations at any given time.

As of October 31, 1998, the Schwab MarketTrack All Equity Portfolio(TM) had the following open S&P 500 Index futures contracts:

                                        Number of       Contract                           Unrealized
    Portfolio                           Contracts         Value           Expiration      Appreciation
    ---------                           ---------       ----------       ------------     ------------
    Schwab MarketTrack All Equity           3             $829             12/21/98            $66

Cash and eligible securities on deposit with broker available to cover margin requirements for open futures positions at October 31, 1998 were $43 and $50, respectively. the Fund has segregated cash with the custodian for the remaining portion of the contract value.

FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rates on October 31, 1998. Purchases and sales of foreign securities, foreign income receipts and foreign expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Funds separate within their statements of operations the portion of realized and unrealized gains and losses resulting from changes in foreign exchange rates from the fluctuations in market prices of investments held.

EXPENSES--Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES--It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1998 (for financial reporting and federal income tax purposes) is as follows:

                                                    Net Unrealized
                                                      Appreciation        Appreciated        Depreciated
      Portfolio                                      (Depreciation)       Securities         Securities
      ------                                          ------------        -----------        ------------
      Schwab MarketTrack Growth Portfolio(TM)            $34,676            $42,218             $7,542
      Schwab MarketTrack Balanced Portfolio(TM)           25,122             30,219              5,097
      Schwab MarketTrack Conservative Portfolio(TM)        4,421              6,861              2,440
      Schwab MarketTrack All Equity Portfolio(TM)         (7,805)               460              8,265

At October 31, 1998, unused capital loss carryforwards, for federal income tax purposes with expiration dates were as follows:

                  Capital Loss           Schwab MarketTrack
                  Expirations:        All Equity Portfolio(TM)
                  ------------        ------------------------
                    10/31/06                   $25


RECLASSIFICATION--Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

On the Statement of Assets and Liabilities the following adjustments were made:

                                                        Accumulated       Undistributed
                                                        Net Realized      Net Investment
      Portfolio                                          Gain (Loss)          Income           Paid-In-Capital
      ------                                            -------------     --------------       ---------------
      Schwab MarketTrack Growth Portfolio(TM)               $(39)             $ 4                    $35
      Schwab MarketTrack Balanced Portfolio(TM)              (16)              (7)                    23
      Schwab MarketTrack Conservative Portfolio(TM)           (2)               4                     (2)


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT--The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Adviser"). For advisory services and facilities furnished, each Fund pays an annual fee, payable monthly, of 0.74% of each Fund's average daily net assets not in excess of $1 billion, 0.69% of such assets over $1 billion and 0.64% of such assets over $2 billion. The Investment Adviser has reduced a portion of its fee for the period ended October 31, 1998 (see Note 4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS--The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. Schwab has reduced a portion of its fees for the period ended October 31, 1998 (see Note 4).

OFFICERS AND TRUSTEES--Certain officers and trustees of the Trust are also officers and/or directors of the Investment Adviser and/or Schwab. For the period ended October 31, 1998, the Trust made no direct payments to its officers or trustees who were "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $26 related to the Trust's unaffiliated trustees.

OTHER AFFILIATED PARTIES AND TRANSACTIONS--Pursuant to an Exemptive Order issued by the SEC, the Funds may invest in other SchwabFunds(R). As of October 31, 1998 the Schwab MarketTrack Growth Portfolio(TM), Schwab MarketTrack Balanced Portfolio(TM), Schwab MarketTrack Conservative Portfolio(TM) and Schwab MarketTrack All Equity Portfolio(TM) owned 11%, 8%, 2%, 7%, respectively of the outstanding shares of the Schwab International Index Fund; 1%, 1%, 0%, 1%, respectively of the outstanding shares of the Schwab S&P 500 Index Fund; 13%, 30%, 20%, 0%, respectively of the outstanding shares of the Schwab Total Bond Market Index Fund; 9%, 6%, 2%, 5%, respectively of the outstanding shares of the Schwab Small-Cap Index Fund, and .05%, .05%, .02%, 0%, respectively of the outstanding shares of the Schwab Value Advantage Money Market Fund.

INTERFUND TRANSACTIONS--For the year ended October 31, 1998, the Schwab MarketTrack Growth Portfolio(TM), Schwab MarketTrack Balanced Portfolio(TM), Schwab MarketTrack Conservative Portfolio(TM) and Schwab MarketTrack All Equity Portfolio(TM) engaged in purchase and sale transactions with funds that have a common investment adviser, common Trustees, and Officers. These sale transactions, made at current market value pursuant to Rule 17a-7 under the Act, were $0, $28,051, $28,704, and $0, respectively.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB

The Investment Adviser and Schwab guarantee that, through at least February 28, 1999, each Fund's total operating expenses, including the expenses indirectly incurred through investment in underlying Schwab Funds(R), will not exceed 0.84% of the Fund's average daily net assets, after waivers and reimbursements. For purposes of this guarantee, operating expenses do not include interest expenses, taxes and extraordinary expenses.

For the period ended October 31, 1998, the total of such fees and expenses reduced by the Investment Adviser were $1,157, $1,096, $504, $357 for the Schwab MarketTrack Growth Portfolio(TM), Schwab MarketTrack Balanced Portfolio(TM), Schwab MarketTrack Conservative Portfolio(TM) and Schwab MarketTrack All Equity Portfolio(TM), respectively.


5.  BORROWING AGREEMENT

The Trust has a line of credit arrangement with The Bank of New York whereby the Trust may borrow on behalf of the Funds, an aggregate amount of up to $150 million on a temporary basis to fund shareholder redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Funds. As of October 31, 1998, there were no outstanding borrowings under this arrangement on behalf of the Funds.

6.  INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, for the year ended October 31, 1998, were as follows:

                                                               Proceeds of Sales
Portfolio                                        Purchases       and Maturities
--------                                       ------------    -----------------
Schwab MarketTrack Growth Portfolio(TM)          $143,596          $ 30,703
Schwab MarketTrack Balanced Portfolio(TM)         224,197           110,398
Schwab MarketTrack Conservative Portfolio(TM)     117,936            43,247
Schwab MarketTrack All Equity Portfolio(TM)       126,302             1,642

Included in the aforementioned are purchases of common stock of The Charles Schwab Corp., an affiliated issuer, with a current value as of October 31, 1998 of $113, $65, $19 and $0 for the Schwab MarketTrack Growth Portfolio(TM), Schwab MarketTrack Balanced Portfolio(TM), Schwab MarketTrack Conservative Portfolio(TM) and Schwab MarketTrack All Equity Portfolio(TM), respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Schwab MarketTrack Growth Portfolio(TM),
Schwab MarketTrack Balanced Portfolio(TM),
Schwab MarketTrack Conservative Portfolio(TM), and
Schwab MarketTrack All Equity Portfolio(TM:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketTrack Growth Portfolio(TM) (formerly Schwab Asset Director -- High Growth Fund), Schwab MarketTrack Balanced Portfolio(TM) (formerly Schwab AssetDirector -- Balanced Growth Fund), Schwab MarketTrack Conservative Portfolio(TM) (formerly Schwab Asset Director -- Conservative Growth Fund), and Schwab MarketTrack All Equity Portfolio(TM) (four series constituting part of Schwab Capital Trust, hereafter referred to as the "Funds") at October 31, 1998, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, CA
December 8, 1998

TAX DESIGNATIONS (UNAUDITED)

Pursuant to Section 854 (b) (2) of the Internal Revenue Code, the Funds hereby make the following designations as to the percentage of the ordinary income dividends qualifying for the dividends received deduction for the fiscal year ended October 31, 1998:

      Schwab MarketTrack Growth Portfolio(TM)          18%
      Schwab MarketTrack Balanced Portfolio(TM)        13%
      Schwab MarketTrack Conservative Portfolio(TM)     6%

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 1-800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small-Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(1) that seek high current income with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1)Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.

SCHWABFUNDS
FAMILY -Registered Trademark

101 Montgomery Street
San Francisco, California 94104














INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

-C- 1988 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. CRS 20415 (1298-4860) MKT3811(12/98)